   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 29, 1996

                                                      Registration No. 33-87874
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                     SECURITIES AND EXCHANGE COMMISSION
                            Washington. D.C. 20549
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                                   FORM N-1A

 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [X]

       Pre-Effective Amendment No.  2                      [X]
                                   ---

       Post-Effective Amendment No.___                     [ ]

                                    AND/OR

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

           Amendment No. 2
                        ---
                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
              (Exact Name of Registrant as Specified in Charter)

                   320 Park Avenue, New York, New York 10022
        (Address of Registrant's Principal Executive Offices)(Zip Code)

         Registrant's Telephone Number, including Area Code: (212) 224-

                               PATRICK A. BURNS
              Senior Executive Vice President and General Counsel
                  Mutual of America Institutional Funds, Inc.

                   320 Park Avenue, New York, New York 10022
                    (Name and Address of Agent for Service)

                                  Copies to:

 Stanley M. Lenkowicz                                   Robert S. Schneider
 Senior Vice President & Deputy General Counsel         Graham & James LLP
 Mutual of America Life Insurance Company               885 Third Avenue

 320 Park Avenue                                        New York, New York 10022
 New York, New York 10022

                         ----------------------------

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

Pursuant to Rule 24f-2(a)(1) of the Investment Company Act of 1940, the Registrant is registering an indefinite number or amount of its securities under the Securities Act of 1933. A filing fee of $500 was enclosed with the initial Registration Statement.

                         ----------------------------

The Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) ofthe Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

PROSPECTUS

                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

                   320 PARK AVENUE, NEW YORK, NEW YORK 10022

Mutual of America Institutional Funds, Inc. (the "Investment Company") is an open-end management investment company (a mutual fund) currently issuing two series of common stock representing SHARES of the Equity Fund and the Bond Fund. Each Fund has its own investment objective and policies. Shares of the Funds of the Investment Company are offered on a no-load basis. ALL PURCHASES AND REDEMPTIONS OF FUND SHARES ARE REQUIRED TO BE MADE BY WIRE TRANSFER OF FEDERAL FUNDS.

The Investment Company is designed primarily as an investment vehicle for endowments, foundations, corporations, municipalities and other public entities and other institutional investors. The minimum initial investment currently required is $25,000, except that the Investment Company may waive this requirement for certain institutional investors, AND THE MINIMUM AMOUNT FOR ADDITIONAL PURCHASES CURRENTLY IS $5,000.

The EQUITY FUND's investment objective is to achieve a combination of growth and income by focusing on stocks with above average yields and below average price/earnings ratios that are listed on national securities exchanges or on the NASDAQ system OR TRADED OVER-THE-COUNTER. The BOND FUND's primary investment objective is to provide a high level of current income, with preservation of shareholders' capital a secondary objective, by investing primarily in publicly traded, investment grade debt securities. SEE "INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS", BEGINNING ON PAGE 3.

Mutual of America Capital Management Corporation (the "Adviser") is the investment adviser for the Funds, and shares of the Funds are distributed by Mutual of America Securities Corporation (the "Distributor"), an affiliate of the Adviser. An application to purchase Fund shares is attached at the back of this Prospectus. FOR INFORMATION ABOUT HOW TO MAKE INITIAL AND SUBSEQUENT PURCHASES OF FUND SHARES AND HOW TO REDEEM OR EXCHANGE FUND SHARES OWNED, REFER TO "PURCHASE OF SHARES" ON PAGE 13 AND "REDEMPTION AND EXCHANGE OF SHARES" ON PAGE 14 OF THIS PROSPECTUS.

This Prospectus describes the investment objectives and policies of the Funds and sets forth information about the Investment Company that a potential investor should know before making an investment in Fund shares. A Statement of Additional Information dated February , 1996 has been filed with the Securities and Exchange Commission. The Statement of Additional Information is incorporated by reference into this Prospectus and is available at no charge by writing to
the Investment Company at the above address or by calling 1-800-          .

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        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
        BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED
        UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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YOU SHOULD READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE.

PROSPECTUS DATED FEBRUARY  , 1996

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----

 Annual Fees and Expenses.................................................   2
 General Description of the Investment Company............................   3
 Investment Objectives and Policies of the Funds..........................   3
 Investment Advisory and Administrative Arrangements......................  11
 The Funds' Expenses......................................................  12
 Portfolio Transactions...................................................  12
 Purchase of Shares.......................................................  13
 Redemption and Exchange of Shares........................................  14
 Dividends, Distributions and Taxes.......................................  15
 Additional Information...................................................  17

          An Application is included at the end of this Prospectus


     No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Investment Company, the Adviser or the Distributor. This Prospectus
             does not constitute an offering in any state in which
                    such offering may not lawfully be made.



                           ANNUAL FEES AND EXPENSES



                                                         EQUITY FUND  BOND FUND
                                                         -----------  ---------
SHAREHOLDER TRANSACTION EXPENSES                            none         none
ANNUAL FUND OPERATING EXPENSES (l)
 (as a percentage of average net assets)
 Investment Advisory Fees                                   .50%        .45%
 Other Expenses (after expense reimbursement)(2)            .35%        .25%
                                                            ---         ---
TOTAL OPERATING EXPENSES (AFTER EXPENSE REIMBURSEMENT)(2)   .85%        .70%


(l) The Investment Company had not commenced operations as of the date of this Prospectus, and "Other Expenses" have been estimated.

(2) The Adviser has voluntarily agreed to limit the total expenses (excluding taxes, brokerage commissions and extraordinary expenses) of the Funds to an annual rate of .85% of net assets for the Equity Fund and .70% of net assets for the Bond Fund. If this policy were not in effect, the estimated Other Expenses and Total Operating Expenses as a percentage of average net assets would be .61% and 1.11% for the Equity Fund and .61% and 1.06% for the Bond Fund. See "Investment Advisory and Administrative Arrangements."

EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period.

                                                         1 Year 3 Years
                                                         ------ -------
Equity Fund                                                $8.85 $29.04
Bond Fund                                                  $7.30 $23.97

The information in the table above is an estimate based on the Funds' expected expenses after expense reimbursements and is provided for purposes of assisting you in understanding the various costs and expenses that an investor in the Funds will bear, directly or indirectly. THE 5% HYPOTHETICAL ANNUAL RETURN AND ESTIMATED ANNUAL EXPENSES SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF FUTURE FUND PERFORMANCE OR EXPENSES, BOTH OF WHICH MAY BE GREATER OR LESSER THAN SHOWN. For a more detailed discussion of the Funds' fees and expenses, see "Investment Advisory and Administrative Arrangements."

                 GENERAL DESCRIPTION OF THE INVESTMENT COMPANY

The Investment Company was formed as a Maryland corporation on October 27, 1994. It is a diversified, open-end management investment company as those terms are defined in the Investment Company Act of 1940 (the "1940 Act"). Its investment adviser is Mutual of America Capital Management Corporation (the "Adviser"). Shares of the Funds are offered on a no-load basis.

As a "series" type of mutual fund, the Investment Company issues separate classes (or series) of stock, each representing a separate portfolio of securities ("Fund"). Currently, the Investment Company consists of the Equity Fund and the Bond Fund. Additional Funds may be established in the future. The Investment Company does not issue certificates for shares of Funds purchased.

The Investment Company is designed primarily as an investment vehicle for endowments, foundations, corporations, municipalities or other public entities and other institutional investors. Currently, the Investment Company requires a minimum initial investment of $25,000, except that this requirement may be waived by the Investment Company in its discretion for certain institutional investors. At the discretion of the Investment Company, individuals who satisfy the Investment Company's initial minimum investment requirement also may purchase Fund shares. The minimum amount for additional purchases of Fund shares currently is $5,000.

                INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

INVESTMENT OBJECTIVES

Each Fund of the Investment Company has a different investment objective which it pursues through separate investment policies. The investment objectives of each Fund may not be changed without the approval of the holders of a majority of the outstanding shares of each Fund affected. There can be no assurance that a Fund will meet its objectives. The investment objectives and policies of each Fund are discussed below. Particular types of securities in which the Funds may invest and any applicable percentage limitations for such securities are discussed below under "Other Portfolio Strategies and Associated Risk Factors."

The differences in objectives and policies between the Funds can be expected to affect the return of each Fund and the degree of market and financial risk to which each Fund is subject. As used in the following discussion, "market risk" refers to the volatility of the reaction of the price of a security to changes in conditions in the securities markets in general and, with particular reference to debt securities, changes in the overall level of interest rates; "financial risk" refers to the ability of an issuer of a debt security to pay principal and interest on that security and to the earning stability and overall financial soundness of an issuer of an equity security; and "current income volatility" refers to the degree and rapidity with which changes in the overall level of interest rates become reflected in the level of current income of a Fund.

Equity Fund

The investment objective of the Equity Fund is to achieve a combination of growth and income by focusing on stocks with above average yields and below average price/earnings ratios. The Equity Fund will invest primarily in a diversified portfolio of common stocks listed on national securities exchanges or on the NASDAQ system, stocks that are traded over-the-counter and in other equity securities, namely preferred stock, convertible preferred stock, convertible bonds, warrants and American Depository Receipts ("ADRs"). Under normal market conditions, at least 65% of the Equity Fund's total assets will be invested in equity securities. The Equity Fund seeks to outperform the Standard & Poor's 500 Composite Index, although there is no assurance this goal will be realized.

The Equity Fund may invest from time to time in foreign equity securities. A portion of the Equity Fund's assets may be invested in money market instruments, pending more permanent investment or to effectively utilize cash reserves. If, in light of economic conditions and/or the general level of common stock prices, the Adviser considers that the Equity Fund's investment objectives will not be met by using most of its assets to buy equities or their equivalents, assets may be invested for temporary defensive purposes in high-grade debt securities or maintained in cash. The Equity Fund will not invest in debt securities rated below investment grade. Securities which are subsequently downgraded may continue to be held and will be sold only if, in the judgment of the Adviser, it is advantageous to do so.

The Equity Fund also may enter into transactions in options on securities and options, futures contracts and options on futures contracts on indexes of securities, and engage in the buying and selling of options (both puts and calls): (1) on individual securities, (2) on groups of securities and (3) on futures of groups of securities. Any option or future purchased or sold by the Fund will be listed on a domestic exchange.

Because the Equity Fund invests primarily in common stocks, the Fund is expected to be subject to moderately high levels of market risk and moderate levels of financial risk.

BOND FUND

The primary investment objective of the Bond Fund is to provide a high level of current income. A secondary objective is preservation of shareholders' capital. The Bond Fund seeks to realize these objectives through careful selection and, when appropriate, active trading of bonds and other investments. The assets of the Bond Fund will consist primarily of publicly traded debt securities, such as bonds, notes and debentures, and may include mortgage-backed securities and asset-backed securities, subject to the limitations set forth below under "Other Portfolio Strategies and Associated Risk Factors". Debt securities may carry certain equity features, such as conversion or exchange rights, or warrants for the acquisition of stocks of the same or different issuers, or participations based on revenues, sales or profits. Average maturities of securities held by the Bond Fund will vary according to market conditions and the stage of the interest rate cycle. Under normal market conditions, at least 65% of the Bond Fund's total assets will be invested in debt securities.

It is contemplated that at least 80% of the Bond Fund's assets will consist of
(1) domestic debt securities that have at the time of purchase a rating of at least Baa3 as determined by Moody's Investors Services, Inc. or BBB- as determined by Standard & Poor's Corporation or equivalent ratings of a similar nationally recognized rating service, which are investment grade securities; (2) securities issued or guaranteed by the United States Government or its agencies or instrumentalities; (3) cash; and (4) money market instruments. These instruments should be subject to little financial risk, to moderately high levels of market risk and to moderate current income volatility. (A description of corporate bond ratings is set forth in the Investment Company's Statement of Additional Information.)

The remaining assets of the Bond Fund may be invested in (1) other debt securities that are unrated or rated lower than Baa3 or BBB-, which are sometimes referred to as high yield/high risk securities or "junk bonds", (2) Canadian and other foreign debt securities, and (3) debt securities issued in foreign markets by domestic issuers or their overseas subsidiaries if guaranteed by the parent.

The market value of fixed-income debt securities is affected by changes in general market interest rates. If interest rates fall, the market value of fixed-income securities tends to rise; however, if interest rates rise, the market value of fixed-income securities tends to fall. In recent years the volatility of the market for debt securities has increased significantly, and the market value of longer-term obligations has been subject to wide fluctuations, particularly as contrasted with short-term instruments. The Bond Fund may sell securities and realize gain or income to the extent such realizations are considered advantageous in light of existing market conditions.

It is not currently contemplated that more than 5% of the Bond Fund's total assets will consist of unrated securities or securities rated lower than Baa3 or BBB- ("junk bonds"). These securities may be subject to greater market and financial risk than higher quality (lower yield) securities. Since lower rated and unrated securities are generally issued by corporations that are not as creditworthy or financially secure as issuers of higher rated securities, there is a greater risk that issuers of lower rated (higher yield) securities will not be able to pay the principal and interest due on such securities, especially during periods of adverse economic conditions. Risk factors related to investments in lower rated and unrated securities are more fully described in the Statement of Additional Information.

The Bond Fund will not directly purchase common stocks. However, the Bond Fund may have up to 10% of the value of its total assets invested in stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached thereto.

The Bond Fund may enter into transactions in options, futures contracts and options on futures contracts on United States Treasury securities and Government National Mortgage Association ("GNMA") Securities. To be included in the Bond Fund, options and futures must be traded on a domestic exchange.

INVESTMENT RESTRICTIONS

The Investment Company has adopted a number of restrictions and policies relating to the investment of its assets and its activities which are fundamental policies and may not be changed without the approval of the holders of the Investment Company's outstanding voting securities (including a majority of the shares of each Fund). No Fund will: (1) with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer (including repurchase agreements with any one institution), other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities; (2) with respect to at least 75% of the value of its total assets, purchase more than 5% of the outstanding voting securities of an issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities; (3) make an investment in an industry if that investment would make the Fund's holding in that industry exceed 25% of the Fund's total assets; or

(4) invest more than 10% of its total assets in repurchase agreements or time deposits maturing in more than seven days or in portfolio securities not readily marketable. An investor should refer to the Statement of Additional Information for a complete description of such restrictions and policies.

OTHER PORTFOLIO STRATEGIES AND ASSOCIATED RISK FACTORS

Lending of Securities

A Fund may lend its securities, but not in excess of 30% of its total assets, to brokers, dealers and financial institutions and receive as collateral cash, securities issued or guaranteed by the United States Government or its agencies or instrumentalities, or letters of credit of certain banks selected by the Adviser, which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. The Fund will continue to receive interest or dividends on the securities lent, and in addition will receive a portion of the income generated by the short-term investment of cash received as collateral, or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. Such loans will be terminable by the Fund at any time and will not be made to affiliates of the Fund. The Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights, such as voting rights or subscription rights. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services or for arranging such loans. Loans of securities will be made only to firms that the Adviser deems creditworthy. As with an extension of credit, however, there are risks of delay in recovery and even loss of rights in the collateral, should the borrower of securities default, become the subject of bankruptcy proceedings or otherwise be unable to fulfill its obligations or fail financially.

Borrowing

A Fund may borrow money from banks for temporary purposes, such as meeting redemption requests, and may pledge assets to secure such borrowings. The aggregate amount borrowed by a Fund may not exceed 5% of its total assets.

Repurchase Agreements

Repurchase Agreements are more fully described in the Statement of Additional Information. If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund would look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund; in such event the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, there is a risk that, if the issuer of the repurchase agreement becomes involved in bankruptcy proceedings, the Fund might be delayed or prevented from liquidating the underlying security or otherwise obtaining it for its own purposes.

Foreign Securities and ADRs

In addition to investing in domestic securities, each Fund may invest in securities of foreign issuers, including such securities traded outside the U.S. No Fund, however, will trade in foreign exchange or invest in securities of foreign issuers if, at the time of acquisition, more than 20% of its total assets taken at market value at the time of investment would be invested in foreign securities.

Because investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers, the Investment Company will consider these special factors before investing in foreign securities. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social or diplomatic developments and the difficulty of assessing economic trends in foreign countries. If it should become necessary, the Funds could encounter greater difficulties involving legal processes abroad than would be encountered in the United States. In addition, transaction costs in foreign securities may be higher. The Investment Company will not invest in foreign securities unless, in its opinion, such investments will meet the standard and objectives of a particular Fund. No Fund may concentrate its investments in any particular foreign country except Canada. Foreign issues guaranteed by domestic corporations are considered to be domestic securities.

ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States. No Fund will purchase ADRs if the transaction would cause more than 10% of the Fund's total assets to be invested in ADRs.

Money Market Instruments

The Equity Fund and the Bond Fund may invest in money market instruments. Money market instruments, which are payable in United States dollars, include (1) securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities ("government securities"); (2) negotiable certificates of deposit, bank time deposits, bankers' acceptances and other short-term debt obligations of domestic banks and foreign branches of domestic banks and U.S. branches of foreign banks (see "Foreign Securities and ADRs" above), which at the time of their most recent annual financial statements show assets in excess of $1 billion; (3) certificates of deposit, time deposits and other short-term debt obligations of domestic savings and loan associations, each of which at the time of its most recent annual financial statements shows assets in excess of $1 billion; (4) repurchase agreements covering government securities, certificates of deposit, commercial paper or bankers' acceptances;
(5) commercial paper; (6) variable amount floating rate notes; and (7) debt securities issued by a corporation. These instruments are more fully described in the Statement of Additional Information. Money market instruments may have a remaining maturity of up to 13 months (25 months in the case of government securities).

Convertible Securities

The Equity Fund may invest in convertible securities, which normally provide a higher yield than the underlying stock but a lower yield than a fixed-income security without the convertibility feature. The price of the convertible security normally will vary to some degree with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. The price of the convertible security also will vary to some degree inversely with interest rates.

Rule 144A Investments, Section 4(2) Commercial Paper and Illiquid Securities

Each Fund, with respect to not more than 10% of its total assets, may purchase securities which are not readily marketable, or "illiquid", including repurchase agreements of more than seven days' duration and variable and floating rate demand notes not requiring receipt of the principal note amount within seven days' notice. A Fund may incur higher transaction costs and require more time to complete transactions for the purchase and sale of illiquid securities than for readily marketable securities.

The Adviser will make a factual determination as to whether securities with contractual or legal restrictions on resale purchased by a Fund are liquid, based on the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, and the nature of the security and the marketplace, pursuant to procedures adopted and regularly reviewed by the Board of Directors of the Investment Company. Securities which are eligible for purchase and sale under Rule 144A of the Securities Act of 1933 (the "1933 Act") shall be considered liquid, provided the Adviser has not made a contrary determination regarding liquidity in accordance with the Board's procedures. Rule 144A permits certain qualified institutional buyers to trade in securities even though the securities are not registered under the 1933 Act. In addition, commercial paper privately placed in accordance with Section 4(2) of the 1933 Act also will be considered liquid, provided the requirements set forth in the Board's procedures are satisfied.

"Derivative Securities"

Each Fund may invest in certain securities referred to as "derivatives", although there is no clear definition of which instruments constitute derivatives. In general, derivatives are investments whose values are based upon, or derived from, some underlying security or other asset, index or currency. For example, mortgage and other asset backed securities, options and futures contracts, and equipment trust certificates may be considered to be derivatives. The Funds do not invest in derivatives for speculative purposes. Each Fund may purchase derivatives that are debt securities to the extent consistent with its investment objectives and policies and may purchase options and futures contracts and options on futures contracts for hedging purposes, subject to the limitations set forth below.

Mortgage-Backed and Other Asset-Backed Securities

The Funds may invest in mortgage-backed securities, some of which are also considered to be U.S. Government securities. Some of these securities, such as pass-through certificates and participation certificates, represent interests in pools of mortgage loans and provide holders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Collateralized mortgage obligations ("CMOs") are mortgage-backed bonds secured by the cash flow of pools of mortgages, with the principal and interest payments on the underlying mortgages separated into different payment streams for different classes of bonds.

Mortgage-backed securities include securities guaranteed by the Government National Mortgage Association ("Ginnie Maes"), securities issued by the Federal National Mortgage Association ("Fannie Maes"), participation certificates issued by the Federal Home Loan Mortgage Corporation ("Freddie Macs") and CMOs issued by a Government instrumentality or agency. The timely payment of principal and interest is backed by the full faith and credit of the U.S. Government for Ginnie Maes but not for Fannie Maes, Freddie Macs or CMOs. The Funds also may invest in mortgage-backed securities of private corporations or other private issuers.

Unscheduled or early payments on the mortgages underlying a mortgage-backed security may shorten the effective maturities and impact the yield and price of the security. A decline in interest rates may lead to increased prepayment of the underlying mortgages, and a Fund holding mortgage-backed securities may have to reinvest proceeds received at lower rates of return. An increase in interest rates usually will cause the price of existing mortgage-backed securities issues to decline. Characteristics of underlying mortgage pools will vary, and it is not possible to predict completely accurately the realized yield or average life of a particular mortgage-backed security because of the principal prepayment feature.

The Funds also may invest in securities backed by consumer or credit card loans or other receivables or purchase interests in pools of such assets. Changes in interest rates may significantly affect the value of these securities, and prepayment rates will impact the yield and price of the securities. A decline in interest rates may result in increases in prepayment, although asset-backed securities generally are not expected to prepay to the same extent as mortgage-backed securities in such circumstances. The creditworthiness of an issuer of asset-backed securities also may impact the value of such securities. Because of these factors, it is not possible to predict completely accurately the realized yield or average life of a particular asset-backed security.

No Fund will invest more than 10% of its total assets in mortgage-backed securities, and no Fund will invest more than 10% of its total assets in other asset-backed securities. In addition, no Fund will invest in interest-only strips or principal-only strips ("IOs" or "POs") of mortgage or other asset backed issues and will not purchase the final or most speculative tranche of CMO or other asset-backed securities issues.

Equipment Trust Certificates

The Bond Fund may invest in equipment trust certificates. The proceeds of these certificates are used to purchase equipment, such as railroad cars, airplanes or other equipment, which in turn serve as collateral for the related issue of certificates. The equipment subject to a trust generally is leased by a railroad, airline or other business, and rental payments provide the projected cash flow for the repayment of the equipment trust certificates. Holders of equipment trust certificates must look to the collateral securing the certificates, and any guarantee provided by the lessee or any parent corporation for the payment of lease amounts, in the case of default in the payment of principal and interest on the certificates. No Fund will invest more than 5% of its total assets in equipment trust certificates.

Options and Futures

The Funds may enter into transactions in options, futures contracts and options on futures contracts. Such transactions will be used for hedging purposes only and not for speculation, and could include (1) the selling of call option contracts on portfolio securities (covered calls), and the buying of call option contracts on such securities to close out a position acquired through the sale of such options; (2) the buying of put option contracts on securities owned by a Fund, and the selling of put option contracts on securities owned by a Fund to close out a position acquired through the purchase of such options; (3) purchases and sales of futures contracts, and purchases of options on futures contracts, on fixed-income securities; and (4) purchases and sales of options on futures contracts, and purchases of options on futures contracts, on indexes of securities. If a hedging transaction in any such instrument is successful, a Fund's losses on portfolio securities, or the increased cost of securities to be acquired, should be offset, in whole or part, by corresponding gains on the hedging position. The Funds will only enter into transactions in options, futures and options on futures which are traded on securities or commodities exchanges located in the United States.

No Fund will purchase a put or call option, including straddles or spreads, if the value of its premium, when aggregated with the premiums on all other options held by the Fund, would exceed 5% of the Fund's total assets. No Fund will enter into futures contracts or purchase or write related options if the sum of the aggregate initial margin deposits on futures contracts and premiums paid for related options exceeds 5% of the market value of the Fund's total assets, calculated in accordance with Commodity Futures Trading Commission regulations.

A risk in all options, futures and options on futures transactions is a possible lack of liquidity, which could make it difficult or impossible to close out existing positions and realize gains or limit losses. The liquidity of a secondary market in futures contracts or options on futures contracts may be adversely affected by "daily price fluctuation limits" established by the exchanges on which such instruments are traded, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the limit in a particular contract has been reached, no further trading in such contract may occur beyond such limit, thus preventing the liquidation of positions, and requiring traders to make additional variation margin payments. Market liquidity in options, futures contracts or options on futures contracts also may be adversely affected by trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity.

The Funds also are subject to the risk of imperfect correlation between securities held in their portfolios and the security or securities underlying options, futures contracts or options on futures contracts traded. In the case of options, futures contracts or options on futures contracts based on an index of securities, a Fund's portfolio will not duplicate the composition of the index and, in the case of options, futures contracts and options on futures contracts on fixed-income securities, the portfolio securities being hedged may not be the same as the securities underlying such instruments. Consequently, the Funds bear the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

A Fund may sell futures contracts on fixed-income securities in anticipation of a rise in interest rates, which would cause a decline in the value of fixed-income securities held in the Fund's portfolio. Similarly, a Fund may sell stock index futures contracts in anticipation of a general market wide decline which would reduce the value of its portfolio of stocks. In either case, if the expected decrease in the value of portfolio securities occurs, the reduction in net asset value may be offset, in whole or in part, by corresponding gains on the futures position. Conversely, where a Fund projects an increase in the cost of fixed-income securities or stocks to be acquired in the future, the Fund may purchase futures contracts on fixed-income securities or stock indexes. If the hedging transaction is successful, the increased cost of securities subsequently acquired should be offset, in whole or in part, by gains on the futures position.

A Fund, instead of purchasing or selling futures contracts, also may purchase call or put options on futures contracts in order to protect against declines in the value of portfolio securities or against increases in the cost of securities to be acquired. Purchases of options on futures contracts may present less risk in hedging a portfolio than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium paid for the option, plus related transaction costs. As in the case of purchases and sales of futures contracts, a Fund may be able to offset declines in the value of portfolio securities, or increases in the cost of securities acquired, through gains realized on its purchases of options on futures. A Fund may also purchase put options on securities or stock indexes for the same types of hedging purposes. The purchase of a put option on a security or stock index permits a Fund to protect against declines in the value of the underlying security or securities in a manner similar to the sale of futures contracts.
The maximum risk assumed by a Fund in purchasing an option is the amount of the premium plus related transaction costs, although this entire amount may be lost.

In addition, the Funds may write call options on portfolio securities or on stock indexes to protect the value of their portfolios. In particular, when a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option, less related transaction costs, which will increase its gross income and will offset in part the reduced value of a portfolio security in connection with which the option may have been written. In contrast, however, if the price of the security underlying the option moves adversely to the Fund's position, the option may be exercised and the Fund will be required to sell the security at a disadvantageous price, resulting in losses which may be only partially offset by the amount of the premium. A call option on a security written by a Fund will be covered through ownership of the security underlying the option or through ownership of an absolute and immediate right to acquire such security upon conversion or exchange of other securities held in its portfolio.

The Funds' hedging transactions and options on futures present certain other risk factors, which are described in the Statement of Additional Information.

INVESTMENT ADVISORY AND ADMINISTRATIVE ARRANGEMENTS

THE ADVISER

Subject to the direction and control of the Board of Directors of the Investment Company, Mutual of America Capital Management Corporation, 320 Park Avenue, New York, New York 10022 (the "Adviser"), an indirect wholly-owned subsidiary of Mutual of America Life Insurance Company ("Mutual of America Life") that commenced operations in September 1993, manages the investment and reinvestment of the assets of each Fund pursuant to the Investment Advisory Agreement (the "Advisory Agreement") between the Investment Company and the Adviser. The
Adviser had total assets under management of approximately $     billion at
December 31, 1995, including assets of almost $    billion of the Mutual of
America Investment Corporation, a registered management investment company.

The Adviser's duties as investment adviser also include research and placing orders for the purchase and sale of securities. The Adviser is obligated to provide all of the office space, facilities, equipment, material and personnel necessary to perform its duties under the Advisory Agreement. See "The Funds' Expenses" below.

As compensation for its investment advisory services to each of the Funds of the Investment Company, the Adviser will receive a fee calculated as a daily charge at the annual rate of .50% of the value of the net assets in the Equity Fund and .45% of the value of the net assets in the Bond Fund. See "The Funds' Expenses" below.

PORTFOLIO MANAGERS

Set forth below is information about the persons employed by the Adviser who are primarily responsible for the day-to-day management of the Funds' investments.

EQUITY FUND.  Frederick M. Gallagher, Senior Vice President of the Adviser since
-----------
June 1995, is responsible for the investments of the Fund. He also is responsible for the management of the small capitalization portion of the All America Fund of the Mutual of America Investment Corporation. Mr. Gallagher's previous position prior to joining the Adviser was as Senior Vice President/Equity Investments at Continental Asset Management Corporation. He has more than 30 years of experience in the investment management business.


BOND FUND.  Andrew L. Heiskell, Executive Vice President of the Adviser, has
---------
responsibility for setting the Fund's fixed income investment strategy and overseeing the Fund's day-to-day operations. He has been an Executive Vice President of the Adviser since March 1, 1994 and served as Senior Vice President of the Adviser from March 1, 1993 to March 1, 1994. Mr. Heiskell has over 25 years of investment experience. He joined Mutual of America Life in February of
1991, where he was Senior Vice President until January 1, 1994.   He has been
the portfolio manager of the Mutual of America Investment Corporation's Bond Fund since 1991 and of the Mid-Term Bond and Short-Term Bond Funds since their inceptions in 1993. Prior to joining Mutual of America Life, Mr. Heiskell was employed by M. D. Sass, Inc.

ACCOUNTING AND RECORDKEEPING AGENT; TRANSFER AGENT

The Investment Company has entered into an Investment Accounting Agreement with Investors Fiduciary Trust Company ("IFTC"), pursuant to which IFTC has agreed to serve as investment accounting and recordkeeping agent for the Funds and to calculate the net asset values of the Funds. The Investment Company has entered into a Transfer Agency and Service Agreement with State Street Bank and Trust Company ("State Street"), pursuant to which State Street will serve as the transfer agent and dividend disbursing agent for Fund shares. The Funds will pay IFTC and State Street for their services, and the compensation paid by the Funds is subject to the voluntary expense reimbursement of the Adviser. See "The Funds' Expenses" below.

                              THE FUNDS' EXPENSES

Each Fund is charged with brokers' commissions, transfer taxes and other fees relating to that Fund's portfolio transactions, pursuant to the Advisory Agreement. In addition, each Fund is responsible for a number of expenses relating to its operations, including: investment advisory fees; fees and expenses of independent directors; the fees and expenses of its independent certified public accountants and of its legal counsel; filing fees and expenses for the registration of the Investment Company or Fund shares under federal and state securities laws; printing and mailing costs of semi-annual reports to shareholders, proxy statements, prospectuses and statements of additional information and supplements thereto for existing shareholders; costs of providing to the Distributor camera ready copies of the Investment Company's prospectuses and statements of additional information and supplements thereto; costs of meetings of shareholders; costs and fees of custodians, transfer agents and accounting, recordkeeping and other agents; any federal, state or local income or other taxes; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and directors' and officers' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. The Adviser voluntarily limits the expenses of each Fund, other than for brokers' commissions, transfer taxes and other fees relating to portfolio transactions and extraordinary expenses, to an annual rate of .85% of the value of average net assets of the Equity Fund and .70% of the value of average net assets of the Bond Fund. The Adviser may discontinue such policy at any time.

                            PORTFOLIO TRANSACTIONS

The Adviser is responsible for decisions to buy and sell securities for the Investment Company as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. In placing orders, it is the policy of the Investment Company to obtain the best price and execution.

The Adviser places orders in connection with the purchase and sale of approved investments with various brokers, including affiliates. As a general matter, the Adviser selects broker-dealers which, in its best judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates. It may select broker-dealers which provide it with research services and may cause a Fund to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if in the Adviser's view, the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Brokerage arrangements with affiliates of the Adviser will be in accordance with the 1940 Act and the rules and regulations promulgated thereunder. No transactions may be effected by a Fund with an affiliate of the Adviser acting as principal for its own account. When purchasing or selling securities trading on the over-the-counter market, the Adviser will generally execute the transaction with a broker engaged in making a market for such securities.

                              PURCHASE OF SHARES

Shares of the Funds are purchased without a sales charge. Currently, the minimum initial required investment is $25,000 and the minimum required for each subsequent investment is $5,000. The Investment Company reserves the right to increase or decrease these minimums. The Investment Company continuously offers shares at prices equal to the respective per share net asset value of the Funds. Orders are executed at the net asset value per share next determined after an order has been received. Net asset value is determined in the manner set forth below under "Additional Information--Determination of Net Asset Value." The Investment Company reserves the right to reject any purchase order, to increase or decrease the minimum required initial and subsequent investments and to waive the minimum initial investment for certain institutional investors. The Investment Company also reserves the right to make shares of the Fund available for purchase by individual investors who satisfy the minimum investment requirements.

A prospective purchaser of Fund shares must complete an application, including any required resolutions, attached to this Prospectus. An application also may be obtained by writing to the Investment Company at the address on the cover page of the Prospectus. A prospective purchaser should fax a draft application to the Distributor at the number shown on the cover of the Prospectus. When notified by the Distributor that the application is acceptable in form, the purchaser should send the completed, signed application to the Distributor at 320 Park Avenue, New York, New York 10022. After the Investment Company and Distributor have approved an application, the Distributor will notify the prospective purchaser that the account has been established and will provide the purchaser with an account number for purposes of transmitting the initial purchase amount.

Initial and subsequent purchase transactions are generally made on a trade date-plus-one basis. All purchase orders received by the Distributor prior to 4:00 pm Eastern Time will be considered received that day. All purchase orders received after 4:00 pm on any day will be considered received on the next business day. The purchase price will be the net asset value of the applicable Funds next determined (normally as of the close of business that day). The purchase amount should be transmitted on the morning of the following business day to the account specified below.

"Business day" for wire transfer purposes means any day on which the Investment Company, Federal Reserve Bank of New York, State Street and The Chase Manhattan Bank, N.A. (the custodian for the Investment Company) are open for business. It is currently anticipated that wire transfers will not be available on Saturdays and Sundays; the holidays of Martin Luther King Jr.'s Birthday, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, Christmas Day and New Year's Day; and the Friday following Thanksgiving. For 1996, wire transfers also will not be available on Friday, July 5 and Election Day, Tuesday, November 5.

All purchases must be made by wire transfer of Federal funds to the account specified below. Your bank may charge you a fee for the wire transfer. TO PURCHASE SHARES, YOU MUST FIRST CONTACT THE DISTRIBUTOR AT LEAST ONE BUSINESS DAY PRIOR TO THE TRANSMITTAL DATE TO ESTABLISH A RECORD OF INFORMATION. Your funds may be returned to you if the Investment Company does not have sufficient information to insure the correct processing of such funds. YOU CAN REACH THE
DISTRIBUTOR BY TELEPHONE AT 1-800-        between the hours of         am and
pm Eastern Time. You also may fax purchase orders to the Distributor. Your bank should wire funds according to these instructions:

   State Street Bank and Trust Company
   Boston, Massachusetts
   ABA #011-000028
   Account: Mutual of America Institutional Funds, Inc., Acct.#49097181 Further credit:
   $____________  to the Equity Fund; and/or   $____________  to the Bond Fund

                       REDEMPTION AND EXCHANGE OF SHARES

REDEMPTIONS

The redemption price is the net asset value per share next determined after the receipt of proper notice of redemption. See "Additional Information-- Determination of Net Asset Value" below. The minimum amount for any redemption currently is $5,000, and the Investment Company reserves the right to increase or decrease the minimum. Redemption proceeds will be paid by wire transfer of Federal funds to the account specified in the shareholder's initial application or to such other account specified in writing to the Investment Company, in a form acceptable to the Investment Company, by an authorized person of the shareholder.

Payment upon redemption of Fund shares is normally made within seven days of receipt of such request (unless redemption is suspended or payment is delayed as permitted in accordance with SEC regulations). Redemption proceeds for a redemption order received by 4:00 pm Eastern Time on a business day usually will be transmitted on a trade date-plus-one basis, so that proceeds are transmitted on the next business day. "Business day" for wire transfer purposes has the meaning set forth under "Purchase of Shares" above.

Redemption requests must be made in the manner specified below. The Investment Company reserves the right to redeem, upon not less than 30 days' written notice, all shares in a shareholder's Fund account when the aggregate value of the shares is less than $5,000. All redemptions will be paid in cash, except that the Investment Company reserves the right to redeem shares by the delivery, in whole or in part, of readily marketable securities in lieu of cash when a Fund redemption request by a shareholder totals more than 10% of the net asset value of the Fund.

EXCHANGES

A shareholder may exchange shares of one Fund for shares of another Fund. The minimum amount for an exchange currently is $5,000. Exchange orders are processed at the Funds' net asset values next determined after the exchange order is received. The Investment Company may terminate or modify the terms of the exchange privilege upon 30 days' written notice to shareholders, and the Investment Company may refuse to implement the purchase side of any exchange request that it concludes is based on a market timing or asset allocation strategy if the Investment Company determines such exchange would be disruptive to a Fund. An exchange is taxable as a sale of a security. Exchanges are available only in those states where the shares of the Fund to be purchased may be legally offered for sale.

REQUESTS FOR REDEMPTIONS AND EXCHANGES

Redemption and exchange requests may be made by telephone if the shareholder elects this option on its application or an amendment to the application. Requests should be made to the Investment Company at 1-800-[___
____] between the hours of    am and    pm Eastern Time.  Neither the Investment
Company nor the Transfer Agent will be liable for any loss, damage or other expense resulting from any telephone exchange effected upon instructions reasonably believed to be genuine or for the inability of a shareholder to make a telephone request on any particular day. The Investment Company has instituted procedures it believes are reasonably designed to insure that redemption and exchange instructions are genuine, and it could be liable for losses caused by unauthorized or fraudulent instructions if those procedures are not followed. Procedures include verification of the shareholder's name, taxpayer identification number, account number and, if applicable, that the person calling is an authorized person for the account, and telephone exchange requests are recorded.

The Investment Company reserves the right to add to or modify its procedures in the future. If a shareholder for any reason on a particular day is unable to make a telephone request to the Investment Company, the shareholder may follow the procedure for written requests described below.

Redemption and exchange requests also may be made in writing and must specify the account name and number and the dollar amount or number of shares to be redeemed, and must set forth all necessary signatures. Written requests should be sent by first class mail to the Investment Company at 320 Park Avenue, New York, New York 10022, Attn: Mutual of America Institutional Funds, Inc. Written requests also may be made by facsimile transmission to the Investment Company at [_______________], and receipt shall be immediately confirmed by telephone call-back or other procedure established by the Investment Company. The Investment Company reserves the right to terminate at any time the privilege to make redemption and exchange requests by facsimile transmission by notice to shareholders. The Investment Company may request signature guarantees for any redemption request that specifies the wiring of redemption proceeds to a shareholder account other than the account specified in the shareholder's application.

AUTHORIZED PERSONS

Only authorized persons of a shareholder may make redemption or exchange requests to the Investment Company on behalf of the shareholder. Authorized officers or agents of a prospective purchaser of Fund shares must be specified in the application and any appropriate resolution completed and certified, as set forth in the application. The list of authorized persons may be amended only by written notice received by the Investment Company from the shareholder, certified by the corporate secretary or otherwise in a form acceptable to the Investment Company.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividend distributions will be declared semi-annually both in the case of net investment income and in the case of net realized short or long-term capital gains. Dividend distributions will be automatically reinvested in full or fractional shares of the Fund to which they relate unless the shareholder elects on its application or an amendment to the application to have dividend distributions paid to it in cash. Cash dividend distributions will be paid by wire transfer of Federal funds. Payment of dividends normally will be made on the first business day of the following month at the net asset value as of the last business day of the month in which the dividend distribution is declared. Dividends and other distributions are taxable to a Fund's shareholders even though they are reinvested in additional shares of the Fund. Only shares for which the purchase price has been properly transmitted in Federal funds by the close of business on the record date are eligible for the dividend declared on that record date.

The Investment Company intends to elect the special tax treatment afforded a "regulated investment company" under certain provisions of the Internal Revenue Code (the "Code"). The Investment Company believes it will qualify for such treatment. If it so qualifies, the Investment Company will not be subject to Federal income tax on that part of its ordinary income and net realized capital gains which it distributes to shareholders, thereby avoiding any Federal income tax liability on the distributed amounts. Since the Investment Company has more than one Fund, each Fund will be treated as a separate corporation for Federal income tax purposes. Therefore, the investments and results of each Fund must qualify independently. Although the Investment Company intends to operate each Fund so that it will have no Federal income tax liability, if any such liability is nevertheless incurred, the investment performance of that Fund will be adversely affected.

Section 4982 of the Code imposes an excise tax of 4% on each regulated investment company which does not make a "required distribution" to shareholders of 98% of its ordinary income for each calendar year and 98% of its capital gain income for the one year period ending October 31 of each year. The Investment Company intends to make the "required distributions" and to thereby avoid the excise tax. If a Fund were to distribute less than the required amount, then the 4% excise tax would apply to the deficiency.

For dividend purposes, the net investment income of each Fund will consist of dividends received, interest accrued and certain other income received by such Fund, plus or minus any amortized discount or premium, less the estimated expenses of such Fund. To qualify for treatment as a regulated investment company, a Fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stock or securities, including foreign securities, and other income derived with respect to the business of investing in stock or securities. In addition, a Fund must derive less than 30% of its gross income in each taxable year from the disposition of options, futures and forward contracts or financial investments and foreign currencies, as well as stocks and securities, in each case held for less than three months. For purposes of these tests, gross income is determined without regard to losses from the sale or other disposition of stock or securities.

The Investment Company intends to distribute all net realized long and short-term capital gains, if any, to the shareholders of the Fund or Funds to which such gains are attributable. Realized capital gains and losses of each Fund are computed separately for the purpose of determining capital gain distributions. The net capital gain of one Fund will not be reduced by any net capital losses incurred by any other Fund. Each Fund which has a net capital gain will be entitled to distribute the full amount of that capital gain as a capital gain distribution. Each Fund which has a net capital loss will be entitled to a carryover of that loss which it can apply against its capital gains in future years.

SHAREHOLDER TAXATION:   Each investor should consult its own tax adviser as to
the tax consequences of an investment in Fund shares. "Additional Discussion of Dividends, Distributions and Taxes" in the Statement of Additional Information contains further information that may be applicable to certain investors.

Dividends paid by a Fund out of its ordinary income and distributions of a Fund's net realized short-term capital gains (jointly, the "ordinary income dividends") are taxable to its shareholders as ordinary income. Distributions made from a Fund's net realized long-term capital gains, including long-term gains from certain transactions in futures and options, (the "capital gain dividends") are taxable to the Fund's shareholders as long-term capital gain.

A potential investor in a Fund should consider the impact of dividends or capital gains distributions which are expected to be declared in the near future or have been declared but not yet paid. It is anticipated that a portion of the dividends paid by the Equity Fund, but not the Bond Fund, will qualify for the dividends-received deduction available to corporations.

SHAREHOLDER WITHHOLDING AND REPORTING:   The Investment Company may be required
to withhold for Federal income tax ("back-up withholding") from distributions made and the proceeds of redemptions to shareholders who have not provided a correct taxpayer identification number or made required certifications, or when the Investment Company or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to back-up withholding. Corporate shareholders and certain other entities named in the Internal Revenue Code are exempt from back-up withholding under certain circumstances. Any amount withheld by the Investment Company may be credited against the U.S. federal income tax liability of the shareholder.

Ordinary income dividends paid by a Fund to a shareholder that is a nonresident alien or a foreign entity will be subject to a 30% U.S. withholding tax applicable to foreign persons, unless a reduced rate of withholding or a withholding exemption is provided under applicable law or an applicable tax convention between the United States and a particular foreign country. Foreign shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

The Investment Company will provide annual reports to shareholders of the Federal income tax status of distributions made by the Funds invested in by the shareholders. Distributions also may be subject to state and local taxes. Each shareholder should consult its own tax adviser regarding the Federal, state and local tax consequences of the ownership and sale of Fund shares.

                            ADDITIONAL INFORMATION

DETERMINATION OF NET ASSET VALUE: The net asset value of each Fund (i.e., the sum of the value of the securities held by that Fund plus any cash or other assets including interest and dividends accrued minus all liabilities including accrued expenses) is determined once daily by the Adviser immediately after the declaration of dividends, if any, and is determined as of the time of the close of the regular trading session on the New York Stock Exchange (currently 4:00 pm Eastern Time) on each day during which such Exchange is open for trading, with the exception of the Friday following Thanksgiving and, for 1996, Friday July 5 when the Investment Company is closed, and on each other day on which there is a sufficient degree of trading in any Fund's securities affecting materially the value of such securities when the Fund receives a request to redeem its shares that day.

The net asset value per share of a Fund is determined by dividing the Fund's net asset value by the number of Fund shares outstanding.

The value of the assets held in the Investment Company will be determined in the following manner. Investments for which market quotations are readily available are valued at the market value of such investments (except that, as discussed below, money market securities with a remaining maturity of 60 days or less may be valued at amortized cost). An equity security will be valued at the last sale price for such security on the principal exchange on which such security is traded, or at the last bid price on the principal exchange on which such security is traded if such bid price is of a more recent day than the last sale price. For any equity security not traded on an exchange but traded in the over-the-counter market, the value will be the last sale price, or if no sale, at the latest bid price available. Securities which are primarily traded on foreign securities exchanges generally are valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Debt securities will be valued at a composite fair market value, "evaluated bid," which may be the last sale price, by a valuation service selected by the Adviser. Portfolio securities or assets for which market quotations are not readily available will be valued at fair value as determined in good faith by the Adviser under the direction of the Board of Directors of the Investment Company.

Money market securities held by the Investment Company with a remaining maturity of 60 days or less will be valued on an amortized cost basis, which approximates market value; provided, however, that if the value determined under the amortized cost method is materially different from the actual market value, then even such short-term money market securities will be valued at market value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of securities initially purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter the Investment Company assumes a constant proportionate amortization in value until maturity of any discount or premium. For purposes of this method of valuation, the maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted.

Portfolio investments underlying options are valued as described above. Stock options written by a Fund are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on that exchange. The Fund's net value will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the value, as determined above, of the option on the exchange where traded.

When a Fund writes a call option, the amount of the premium is included in the Fund's assets and an amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. For example, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from a Fund's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Futures contracts, and options thereon, which are traded on commodities exchanges, are valued at their official settlement price as of the close of such commodities exchanges.

PERFORMANCE INFORMATION: Each Fund may include total return information, and the Bond Fund may include its yield, in advertisements or reports to shareholders. Average total return will be stated in terms of average annual compounded rate of return on a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund) and will reflect the deduction of a proportional share of Investment Company expenses, on an annual basis, and the assumption that all dividends and distributions are reinvested when paid. Total return may be stated in terms of the cumulative value of an investment in a Fund over the period. Yield will be based on the investment income per share during a particular 30 day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the net asset value per share on the last day of the period. See the Investment Company's Statement of Additional Information for a description of methods used to calculate total return and yield for the Funds.

DESCRIPTION OF THE INVESTMENT COMPANY'S SHARES: The authorized capital stock of the Investment Company consists of one billion shares of common stock, $.01 par value per share. The Investment Company does not issue certificates for Fund shares purchased. The shares of common stock of the Investment Company currently are divided into two classes of common stock: Equity Fund and Bond Fund. The Investment Company may establish additional Funds and may allocate its shares either to such new classes or to one or more of the existing classes. As of the date of this Prospectus, all of the outstanding shares of the Funds were owned by the Adviser, which made the initial investment for the Investment Company's operations.

All shares of common stock, of whatever class, are entitled to one vote, and the votes of all classes are cast on an aggregate basis, except on matters where the interests of the Funds differ. In such a case, the voting is on a Fund-by-Fund basis. Approval or disapproval by the shareholders of one Fund on such a matter would not generally be a prerequisite of approval or disapproval in another

Fund. Shareholders in a Fund not affected by a matter generally would not be entitled to vote on that matter. Examples of matters which would require a Fund-by-Fund vote are changes in the fundamental investment policy of a particular Fund and approval of the Investment Advisory Agreement for the Fund. The Investment Company is not required to hold annual meetings. It will call a special meeting of shareholders when a meeting is requested by shareholders holding at least 25% of the outstanding shares of the Investment Company entitled to vote at the meeting except that a meeting to remove one or more directors shall be called when requested by 10% of the outstanding shares of the Investment Company entitled to vote at the meeting.

The shares of each Fund, when issued, will be fully paid and nonassessable and will have no preference, preemptive, conversion, exchange or similar rights. Shares do not have cumulative voting rights. Each issued and outstanding share in a Fund is entitled to participate equally in dividends and distributions declared by such Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of outstanding liabilities. Accrued liabilities which are not allocable to one or more Funds will generally be allocated among the Funds in proportion to their relative net assets. In the unlikely event that any Fund incurred liabilities in excess of its assets, each other Fund could be liable for such excess.

DISTRIBUTOR: Mutual of America Securities Corporation, 320 Park Avenue, New York, New York 10022 (the "Distributor"), an indirect, wholly-owned subsidiary of Mutual of America Life, serves as the principal underwriter and distributor of Fund shares. The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Under the Distribution Agreement between the Distributor and the Investment Company, the Distributor serves without compensation and is not obligated to distribute any specific amount of Fund shares.

INDEPENDENT AUDITORS: Arthur Andersen LLP, Certified Public Accountants, have been selected as the independent auditors of the Investment Company for its fiscal year ending December 31, 1996. Arthur Andersen LLP also acts as the independent auditors of the Adviser.

CUSTODIAN:   The Chase Manhattan Bank, N.A., New York, New York, acts as
Custodian of the Investment Company's assets.

LEGAL COUNSEL:    Graham & James LLP, New York, New York, is counsel for the
Investment Company.

REPORTS TO SHAREHOLDERS: The fiscal year of the Investment Company ends on December 31 of each year. The Investment Company will send to its shareholders at least semiannually reports showing the Funds' portfolio securities and other information. An annual report containing financial statements, audited by independent certified public accountants, will be sent to shareholders each year.

INQUIRIES: All inquiries pertaining to the Investment Company's shares should be made in writing to Mutual of America Institutional Funds, Inc., 320 Park Avenue, New York, New York 10022.

ADDITIONAL INFORMATION AVAILABLE: This Prospectus does not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Statement of Additional Information, incorporated by reference into this Prospectus, may be obtained without charge as provided on the cover page of this Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.


MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.                        Fax draft & mail completed application to:
APPLICATION AND AUTHORIZATION FORM  [ ] Amendment                  Mutual of America Securities Corporation
                                                                   320 Park Avenue, New York , NY  10022
                                                                   Fax No. 212-
1.  ACCOUNT REGISTRATION  --Please print (attach pages if needed)--
                                                                               --------------------------
                                                                               [Account Number Assigned]

-----------------------------------------------------------                 ------------------------------
    Full legal name of institution  (owner of account)                              Telephone Number

-----------------------------------------------------------                 ------------------------------
                    Address                                                          Fax Number

-----------------------------------------------------------                 ------------------------------
    City             State          Zip Code                                      Taxpayer I.D. Number

-----------------------------------------------------------                 ------------------------------
    To the Attention of  (Name and Title)                                     Date and State of Formation


--------------------------------------------------------------------------------
Name, Title and Address of Person to Receive (Tax Reports) (Duplicate Confirmations) circle one

2.  NATURE OF APPLICANT --Check applicable boxes and attach authorization if not covered by Item 9--

[ ] Endowment [ ] Foundation [ ] Trust [ ] Partnership (general)(limited) circle one

[ ] For Profit Corporation [ ] Not-for-Profit Corporation [ ]Government Entity/
                                                                        Agency

[ ] Other  ____________________________________________________________________
Total Assets of at least: [ ] $250,000; [ ] $500,000; [ ] $1 million;
[ ] $5 million; [ ] $15 million

If applicant is an Individual:  Net Worth is $         ; Annual Income is $

Fund shares are a suitable investment based on applicant's financial needs and
situation:  [ ] Yes   [ ] No

3.  INITIAL INVESTMENT    --Minimum $25,000 unless waived by Mutual of America
Institutional Funds, Inc.--

Investment (by wire only) $ ____________ --Do Not Wire Until Notified That Application Is Approved--

Amounts to Portfolios:    Equity Fund  $  _____________    Bond Fund
$_____________

4.  DIVIDENDS AND DISTRIBUTIONS    --Payments will be reinvested if no box is
checked--

[_] Reinvest all dividends and capital gains distributions in additional Fund shares

[_] Pay all dividends and capital gains distributions in cash to owner by wire transfer of funds to account specified in Item 5 of this application.

5.  PAYMENT OF PROCEEDS TO OWNER  --May be changed by amendment to Application--

All redemption proceeds, and dividend and capital gains distributions if the applicant has elected above to receive such distributions in cash, are to be wire transferred to applicant as follows:

Bank Name & Address:____________________________________________________________

ABA No.__________ Account Name & No. ___________________________________________

6. TELEPHONE REDEMPTION AND EXCHANGE REQUESTS --If box is not checked, redemptions and exchanges may be made in writing or by signed fax only--

[_] Redemption and exchange requests may be made by telephone by Authorized Persons (Item 7 below) or any person reasonably believed by Mutual of America Institutional Funds, Inc. ("Fund"), State Street Bank and Trust Company or Mutual of America Securities Corporation ("Distributor") to be an Authorized Person.

7.  AUTHORIZED PERSONS      --May be changed by amendment to Application--

The following persons have the right and authority to give instructions and to take actions as Authorized Persons as contemplated in this Application and the prospectus of the Fund, each Authorized Person has been duly elected or appointed and legally holds the office or position specified, and the signature set forth opposite the name of each Authorized Person is a true and correct specimen. --attach pages if necessary--

        Name and Title    --Please print--                    Signature

------------------------------------------------     --------------------------

------------------------------------------------     --------------------------

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------------------------------------------------     --------------------------

8. Tax Certification --Strike out phrase 2 if appropriate and check applicable box--

Applicant certifies under penalties of perjury that (1) the number shown in Item 1 is applicant's correct tax identification number and (2) applicant is not subject to backup withholding because (a) applicant is exempt from backup withholding, or (b) applicant has not been notified by the IRS that it is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified the applicant that it is no longer subject to backup withholding. Important: If applicant is for any reason subject to backup withholding, strike out phrase (2) in this Item 8 before
signing in Item 10.  Applicant is a tax-exempt organization:   [ ] Yes;    [ ]
No

9. CERTIFICATE OF AUTHORITY --Check appropriate box and fill in blanks if applicable--

[_]   For corporations or other entities with a Board of Directors or Board of
Trustees:

As Secretary of the applicant, I certify that at a meeting held on at which a quorum was present and acting throughout, the Board of Directors (Trustees) duly adopted a resolution, which is in full force and effect and in accordance with applicant's charter (trust documents) and bylaws, that authorizes (1) the officers (trustees) executing this Application (or amendment) to do so on behalf of applicant, (2) the persons listed as Authorized Persons in
Item 7 to effect securities transactions for the purchase and redemption of Fund shares, (3) the Secretary from time to time to notify the Fund of and to certify any changes in the list of Authorized Persons, and (4) the Secretary to certify that such a resolution has been adopted and will remain in full force and effect until the Fund receives a subsequent certification or Application amendment revoking or modifying the resolution.

[_]   For partnerships, trusts (even if a sole trustee) or other unincorporated entities:

The undersigned certify(ies) that (he)(she)(they) are (general partners)(officers of the general partner) (trustees) of applicant and that under applicant's (partnership agreement)(limited partnership agreement) (trust document) (____________________) or pursuant to authority granted in accordance therewith (1) the undersigned have the authority to execute this Application (or amendment) on behalf of applicant, (2) the persons listed as Authorized Persons in Item 7 are authorized to effect securities transactions for the purchase and redemption of Fund shares, (3) the undersigned are authorized from time to time to notify the Fund of and to certify changes in the list of Authorized Persons, and (4) applicant will not be in violation of any agreements, covenants or statutes/regulations applicable to it as a consequence of its purchase and redemption of Fund shares.

--circle applicable references or strike out inapplicable references--

10. Acceptance and Signatures --for corporate entity, must be signed by President or Vice President and Secretary or Assistant Secretary, with seal--

The applicant affirms that: it has received the prospectus for the Fund and understands the Fund's investment objectives; the information and certifications set forth in this Application (amendment) are true and correct; and the Fund, State Street Bank and Trust Company, as transfer agent, and the Distributor are entitled to rely thereon until the Fund receives actual written notice in accordance with its procedures of any change to such information and/or certifications. Each of the undersigned certifies that (he)(she) is duly authorized to sign this Application (or amendment) on behalf of applicant. -- attach pages if necessary--

By:____________________________________         By:_____________________________
Name/Title:                    Date              Name/Title:                Date


By:____________________________________         By:_____________________________
Name/Title:                    Date              Name/Title:                Date

(seal)

                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                  320 Park Avenue, New York, New York  10022
                                 (800) -______

                      STATEMENT OF ADDITIONAL INFORMATION
                              February    , 1996



This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Mutual of America Institutional Funds, Inc. Prospectus dated February , 1996 and retained for future reference.

A copy of the Prospectus to which this Statement of Additional Information relates is available at no charge by writing Mutual of America Institutional Funds, Inc. at the above address or by calling the telephone number listed above.


                               TABLE OF CONTENTS


                                                                         Page
                                                                         ----

GENERAL INFORMATION AND HISTORY..............................             SAI-2
INVESTMENT POLICIES AND LIMITATIONS..........................             SAI-2
INVESTMENT RESTRICTIONS......................................             SAI-8
MANAGEMENT OF THE INVESTMENT COMPANY.........................             SAI-9
INVESTMENT ADVISORY ARRANGEMENTS.............................             SAI-11
ADMINISTRATIVE AGREEMENTS....................................             SAI-12
PORTFOLIO TRANSACTIONS AND BROKERAGE.........................             SAI-13
PURCHASE AND PRICING OF SECURITIES...........................             SAI-14
YIELD AND PERFORMANCE INFORMATION............................             SAI-15
DESCRIPTION OF CORPORATE BOND RATINGS........................             SAI-16
ADDITIONAL DISCUSSION OF DIVIDENDS, DISTRIBUTIONS AND TAXES..             SAI-18
INDEPENDENT AUDITORS.........................................             SAI-21
LEGAL MATTERS................................................             SAI-21
CUSTODIAN....................................................             SAI-21
BALANCE SHEET................................................             SAI-21

                        GENERAL INFORMATION AND HISTORY

Mutual of America Institutional Funds, Inc. (the "Investment Company") is a diversified, open-end management investment company -- a type of company commonly known as a "mutual fund". It is registered as such under the Investment Company Act of 1940 (the "Investment Company Act"). The Investment
Company was formed on October 27, 1994 as a Maryland corporation.   As a
"series" type of mutual fund, the Investment Company issues separate classes (or series) of stock, each of which represents a separate fund of investments.
There are currently two funds:  the Equity Fund and the Bond Fund.


                      INVESTMENT POLICIES AND LIMITATIONS

The following supplements the information contained in the Investment Company's Prospectus concerning the investment policies and limitations of its Funds. For information relating to the Funds' investment objectives, see "Investment Objectives and Policies of the Funds", and for information about the Adviser, see "Investment Advisory and Administrative Arrangements" in the Prospectus and "Investment Advisory Arrangements" in this Statement of Additional Information.

NON-INVESTMENT GRADE DEBT SECURITIES ("JUNK BONDS")

The Bond Fund may, to a limited extent, invest in fixed-income securities which are rated in the lower rating categories of the nationally recognized rating services (Ba or lower by Moody's and BB or lower by Standard & Poor's), or unrated securities of comparable quality, sometimes referred to as high yield/high risk securities or as "junk bonds". Non-investment grade bonds are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Non-investment grade bonds may be issued by less creditworthy companies or by larger, highly leveraged companies, and are frequently issued in corporate restructurings such as mergers and leveraged buy-outs. Such securities are particularly vulnerable to adverse changes in the issuer's industry and in general economic conditions. Non-investment grade bonds frequently are junior obligations of their issuers, so that in the event of the issuer's bankruptcy, claims of the holders of non-investment grade bonds will be satisfied only after satisfaction of the claims of senior security holders. While the non-investment grade bonds in which the Bond Fund may invest normally would not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events would not occur after the Bond Fund purchases a particular security, in which case the Bond Fund may experience losses and incur costs.

Non-investment grade bonds tend to be more volatile than higher-rated fixed-income securities, so that adverse economic events may have a greater impact on the prices of non-investment grade bonds than on higher-rated fixed-income securities. Like higher-rated fixed-income securities, non-investment grade bonds generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the non-investment grade bond market, which may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for non-investment grade bonds by various dealers. Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market, and may cause the prices the Bond Fund may receive for

                                     SAI-2
any non-investment grade bonds to be reduced, or might cause the Bond Fund to experience difficulty in liquidating a portion of its portfolio. Under such conditions, judgment may play a greater role in valuing certain of the Bond Fund's portfolio securities than in the case of securities trading in a more liquid market.

While the Equity Fund does not purchase non-investment grade bonds, the Fund may invest to a limited extent in fixed-income securities that could subsequently become non-investment grade bonds as a result of impairment of the issuer's credit. In such instances, the Equity Fund will consider disposing of the non-investment grade bonds if, in management's judgment, it is in the Fund's best interest to do so.

Reference is made to "Investment Objectives and Policies of the Funds" in the Prospectus for a more complete discussion of the investment objectives and policies of the Investment Company.

MONEY MARKET INSTRUMENTS

U.S. Government Obligations.  Securities issued or guaranteed as to principal
---------------------------
and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to seven years and Treasury bonds generally have a maturity of greater than five years.

Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Student Loan Marketing Association, Maritime Administration, Small Business Administration and the Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, Federal Farm Credit Banks, Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks and Banks for Cooperatives. Some of these securities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

Shares of the Investment Company are not themselves insured or guaranteed by the United States Government or any agency thereof.

Certificates of Deposit.  Certificates of deposit are generally short-term,
-----------------------
interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits.  Time deposits are deposits in a bank or other financial
-------------
institution for a specified period of time at a fixed interest rate of which a negotiable certificate is not received.

Bankers' Acceptance.  A bankers' acceptance is a draft drawn on a commercial
-------------------
bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

                                     SAI-3

Commercial Paper. Commercial paper refers to short-term, unsecured promissory
----------------
notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Variable Amount Floating Rate Notes.  Variable floating rate notes are short-
-----------------------------------
term, unsecured promissory notes issued by corporations to finance short-term credit needs. These are interest-bearing notes on which the interest rate generally fluctuates on a weekly basis.

Corporate Debt Securities.  Corporate debt securities with a remaining maturity
-------------------------
of less than one year tend to become extremely liquid and are traded as money market securities. Such issues with between one and two years remaining to maturity tend to have greater liquidity and considerably less market value fluctuations than longer term issues.

REPURCHASE AGREEMENTS

Under a repurchase agreement, underlying debt instruments are acquired for a relatively short period (usually not more than one week and never more than one year) subject to an obligation of the seller to repurchase (and the appropriate Fund to resell) the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuation during such period. Accrued interest on the underlying security will not be included for purposes of valuing a Fund's assets.

Repurchase agreements have the characteristics of loans by a Fund, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement the Fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement and requires the Fund's seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The Funds enter into repurchase agreements only with member banks of the Federal Reserve System, and with primary dealers in U.S. Government securities whose creditworthiness has been reviewed and found satisfactory by the management of the Investment Company, and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the Funds may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund would look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund; in such event the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines.

OPTIONS AND FUTURES

As described in the Prospectus, the Funds may enter into transactions in options, futures contracts and options on futures contracts on securities and indexes of securities for hedging

                                     SAI-4
purposes only. With respect to options and futures, the Funds may engage in strategies which include buying and selling covered calls and puts and buying and selling call options on groups of securities and on the futures of groups of securities.

PUT AND CALL OPTIONS

A call option is a short-term contract (generally having a duration of nine months or less) which gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays a Fund (the seller) a premium, which the Fund retains whether or not the option is exercised. The seller of the call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price at any time during the option period. The selling of a call option will benefit a Fund if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the Fund risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

A Fund may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option which it had previously sold on that security.
Depending on the premium for the call option purchased by the Fund, the Fund will realize a profit or loss on the transaction.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option a Fund (the purchaser) pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of the put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price at any time during the option period. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the combination of the exercise price less the premium paid. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case the option would expire worthless and the entire premium would be lost.

A Fund may close out a position acquired through buying a put option by selling a put option on the same security with the same exercise price and expiration date as the put option which it had previously bought on the security. Depending on the premium of the put option sold by the Fund, the Fund will realize a profit or loss on the transaction.

INDEX OPTIONS, FUTURES AND OPTIONS ON FUTURES

Index options, futures contracts and options on futures contracts can be used in anticipation of or in a general market or market sector decline that may adversely affect the market value of a Fund's portfolio of securities. To the extent that a Fund's portfolio of securities changes in value in correlation with a given stock index, hedging transactions in options, futures contracts or options on futures contracts could reduce the risk to the portfolio of a market decline, and, by so doing, provide an alternative to the liquidation of securities' positions in the portfolio with resultant transactions costs. The stock index underlying an option or futures contract assigns

                                     SAI-5
weighted values to the stocks involved in the index, and the value of the index fluctuates with changes in the market values of the stocks so included.

Options on stock indexes are based on indexes of securities such as the Standard & Poor's 100 Index, the Standard & Poor's 500 Stock Index and the New York Stock Exchange Composite Index. Options on stock indexes, like options on individuals securities, are traded on national securities exchanges regulated by the Securities and Exchange Commission such as the Chicago Board Options Exchange, the American Stock Exchange and the New York Stock Exchange.

A futures contract on fixed income securities requires the seller to deliver, and the purchaser to accept delivery of, a stated quantity of a given type of fixed income security for a fixed price at a specified time in the future. A futures contract or option on a stock index provides for the making and acceptance of a cash settlement equal to the change in value of a hypothetical portfolio of stocks between the time the contract is entered into and the time it is liquidated, times a fixed multiplier. Futures contracts may be traded domestically only on exchanges which have been designated as "contract markets" by the Commodity Futures Trading Commission ("CFTC"), such as the Chicago Board of Trade. All transactions are settled through the clearing house of the contract market, which acts as the guarantor of the performance of each party to all futures contracts cleared.

An option on a futures contract provides the purchaser with the right, but not the obligation, to enter into a "long" position in the underlying futures contract (in the case of a call option on a futures contract), or a "short" position in the underlying futures contract (in the case of a put option on a futures contract), at a fixed price up to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties are subject to all of the risks associated with the trading of futures contracts, such as payment of margin deposits.

Options on futures contracts are traded on the same contract markets as the underlying futures contracts, subject to the performance guarantee of the contract market clearing house. A futures contract or an option on a futures contract may be closed out prior to maturity or expiration by entering into a liquidating transaction in the same instrument on the contract market on which the original position was established.

Unlike a Fund purchasing or selling a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the Fund's custodian in the broker's name an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This amount is known as "initial margin". The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called maintenance margin, to and from the broker, will be made on a daily or intraday basis as the price of the underlying instrument or stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as mark to market. For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has

                                     SAI-6
purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

RISKS ASSOCIATED WITH OPTIONS AND FUTURES

Transactions in options, futures contracts and options on futures contracts may increase a Fund's transaction costs and portfolio turnover rate and will be initiated only when consistent with a Fund's investment objectives.

The trading of options, futures contracts and options on futures contracts also involves risks, in addition to those set forth in the Prospectus. For example, the trading of options on futures contracts entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. Further, the ability to profit from the purchase of an option and liquidate the underlying futures contract, is subject to the risks of margin payments and the availability of a liquid market. With respect to options and options on futures contracts, the Funds are subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. In writing a covered call option on a security or a stock index, the Funds also incur the risk that changes in the value of the instruments used to cover the position will not correlate precisely with changes in the value of the option or underlying the index or instrument.

The exchanges on which options, futures contracts and options on futures contracts are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers).

The opening of a futures position and the writing of an option are transactions which involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Because the Funds will engage in transactions in options, futures contracts and options on futures contracts on securities and indexes of securities for hedging purposes only, any losses incurred in connection with these transactions should, if the hedging strategy is successful, be offset by increases in the value of securities or other assets held by the Funds or decreases in the prices of securities or other assets the Fund intends to acquire. Were a Fund to write options on securities or options on stock indexes for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

Regulations of the CFTC require that a Fund enter into transactions in futures contracts and options on futures contracts for hedging purposes only or otherwise to limit its initial futures margins and related option premiums paid to an amount not to exceed 5% of the value of the Fund's assets, in order to assure that the Fund is not deemed to be a "commodity pool" and the Investment Company is not a "commodity pool operator" as defined in CFTC regulations.

                                     SAI-7

                            INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies and may not be changed without the approval of a majority of the outstanding voting shares of the affected Fund. No Fund will:

1. purchase or sell options or futures except those listed on a domestic exchange;

2. trade in foreign exchange, or invest in securities of foreign issuers if at the time of acquisition more than 20% of its total assets, taken at market value at the time of the investment, would be invested in such securities (see "Foreign Securities" in the Prospectus);

3. make an investment in order to exercise control of management over a company (either singly or together with any other Fund);

4.   underwrite the securities of other companies;

5. make short sales, except when the Fund has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as they are in a short position;

6. purchase commodities or commodity contracts, except to the extent described in the Prospectus and herein with respect to futures and related options;

7. with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer (including repurchase agreements with any one institution), other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities;

8. with respect to at least 75% of the value of its total assets, purchase more than 10% of the outstanding voting securities of an issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities;

9. issue senior securities, except that each Fund may borrow as described in restriction 13 below (the issuance and sale of options and futures not being considered the issuance of senior securities) and except as permitted by the rules and regulations of the Investment Company Act or an exemption thereunder and with any required approval of the shareholders of the Investment Company;

10. make an investment in an industry if that investment would make the Fund's holding in that industry exceed 25% of the Fund's total assets, except that this policy does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

11. purchase real estate or mortgages directly, except that the Equity Fund may buy shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system, and the Bond Fund may buy mortgage-backed debt issues;

                                     SAI-8

12. purchase any securities issued by any other investment company except as permitted under the Investment Company Act and in accordance with applicable state law;

13. purchase any security on margin, except for short-term credit necessary for clearance of portfolio transactions or in connection with permitted options and futures contracts, or borrow money, except from banks for temporary purposes, or pledge its assets unless to secure such borrowing. The Funds may borrow money from or pledge their assets to banks in order to transfer funds for various purposes, as required, without interfering with the orderly liquidation of securities in their portfolios, but not for leveraging purposes. Such borrowings may not exceed 5% of the value of a Fund's total assets at market value;

14. make loans, except loans of portfolio securities (not exceeding 30% of the value of its total assets at market value) or loans through entry into repurchase agreements (the purchase of publicly traded debt obligations not being considered the making of a loan);

15. invest more than 10% of its total assets in repurchase agreements or time deposits maturing in more than seven days or in portfolio securities not readily marketable; or

16. purchase oil, gas or mineral interests, except that the Funds may purchase securities of issuers that invest in oil, gas or mineral interests.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets will not be considered a violation.


                      MANAGEMENT OF THE INVESTMENT COMPANY

Directors and Officers
----------------------

The Directors of the Investment Company consist of five individuals, three of whom are not "interested persons" of the Investment Company as defined in the Investment Company Act of 1940. [Messrs. Kearney, Perrotta, Sharkey and Silber will be elected as directors of the Investment Company prior to the organizational meeting of the Board of Directors, and Messrs. Altstadt and Burns will resign at that time.] The Directors of the Investment Company are responsible for the overall supervision of the operations of the Investment Company and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940. The Board of Directors elects officers of the Investment Company annually.

The Directors and Officers of the Investment Company and their principal employment are as follows:

                                     SAI-9

                               Position Held with       Principal Occupations
Name and Address             the Investment Company    During Past Five Years
----------------             ---------------------     ----------------------

Kevin M. Kearney             Director                Partner, Hurley, Kearney &
Brooklyn, NY                                         Lane (law firm).

Dolores J. Morrissey*        Chairman of the         President and Chief
Mutual of America Capital    Board, President and    Executive Officer since
Management Corporation       Director                June 1994 of the Adviser;
320 Park Avenue                                      Executive Vice President
New York, NY  10022                                  and Chief Investment
                                                     Officer - General Account
                                                     of the Adviser from
                                                     September 1993 until June
                                                     1994.  Executive Vice
                                                     President of Mutual of
                                                     America Life Insurance
                                                     Company ("Mutual of
                                                     America Life") until
                                                     January 1994.

Fioravante G. Perrotta**     Director                Retired; Partner, Rogers &
New York, New York                                   Wells, law firm, until
                                                     January 1996.

John T. Sharkey              Director                Vice President--Corporate
New York, NY                                         National Accounts,  MCI
                                                     Communications.

John R. Silber               Director                President, Boston
Boston, MA                                           University

Manfred Altstadt             Senior Executive Vice   Senior Executive Vice
Mutual of America Life       President, Chief        President and Chief
Insurance Company            Financial Officer,      Financial Officer since
320 Park Avenue              Treasurer and           September 1993 and
New York, NY  10022          Director [Director      Director since May 1993 of
                             until organizational    the Adviser.  Senior
                             Board meeting]          Executive Vice President
                                                     and Chief Financial
                                                     Officer of Mutual of
                                                     America Life and The
                                                     American Life Insurance
                                                     Company of New York
                                                     ("American Life") since
                                                     February 1992.  Executive
                                                     Vice President and Chief
                                                     Financial Officer of
                                                     Mutual of America Life
                                                     from January 1991 to
                                                     February 1992. Prior
                                                     thereto, Executive Vice
                                                     President and Treasurer of
                                                     Mutual of America Life.

Patrick A. Burns             Senior Executive Vice   Senior Executive Vice
Mutual of America Life       President, General      President and General
Insurance Company            Counsel and Director    Counsel since September
320 Park Avenue              [Director until         1993 of the Adviser.
New York, NY  10022          organizational Board    Senior Executive Vice
                             meeting]                President and General
                                                     Counsel of Mutual of
                                                     America Life and American
                                                     Life since February 1994.
                                                     Prior thereto, Executive
                                                     Vice President and General
                                                     Counsel of Mutual of
                                                     America Life and American
                                                     Life.

Stanley M. Lenkowicz         Senior Vice             Senior Vice President and
Mutual of America Life       President, Associate    Deputy General Counsel
Insurance Company            General Counsel and     since March 1995 of Mutual
320 Park Avenue              Secretary               of America Life; Senior
New York, NY  10022                                  Vice President and
                                                     Associate General Counsel
                                                     from October 1992 to March
                                                     1995.  Prior thereto, Vice
                                                     President and Counsel of
                                                     Home Life Insurance
                                                     Company.

-------------------

                                     SAI-10

--------------------

* Ms. Morrissey is an "interested person" within the meaning of the Investment Company Act.

**Rogers & Wells has provided legal services to Mutual of America Life within the last two fiscal years, and consequently Mr. Perrotta may be deemed an "interested person" within the meaning of the Investment Company Act.

The officers and directors of the Investment Company own none of its outstanding shares. The Investment Company has no Audit Committee.

Pursuant to the terms of the Investment Advisory Agreement described under the caption "Investment Advisory Arrangements", Mutual of America Capital Management Corporation, as investment adviser (the "Adviser"), pays all compensation of officers and employees, if any, of the Investment Company. All directors of the Investment Company who are affiliated persons of the Adviser or its affiliates serve without compensation. Set forth below is a table showing the compensation to be paid to the directors of the Investment Company.


                                                              Pension or          Estimated Annual      Total Compensation From
                               Aggregate Compensation     Retirement Benefits       Benefits Upon        Investment Company and
                              from Investment Company     Accrued as Part of         Retirement             Other Investment
                                                             Fund Expenses                                Companies in Complex
     Name of Director
------------------------------------------------------------------------------------------------------------------------------

Kevin M. Kearney                 $13,000 (2)                  None                   None                        $13,000  (2)
Dolores J. Morrissey                None (1)                  None                   None                            None (1)
Fioravante G. Perrotta              None (2)                  None                   None                            None (2)
John T. Sharkey                  $13,000 (2)                  None                   None                         $13,000 (2)
John R. Silber                   $13,000 (2)                  None                   None                         $13,000 (2)
------------------------------------------------------------------------------------------------------------------------------

(1) As an employee of the Adviser and an "interested person" of the Investment Company,
    Ms. Morrissey serves as director of the Investment Company and of Mutual of America Investment Corporation without compensation.

(2) Directors who are not "interested persons" of the Investment Company receive from the Investment Company an annual retainer of $10,000 and a fee of $750 for each Board or Committee meeting attended. The figures shown are estimated for the first year of the Investment Company's operations. Mr. Perrotta, who is not an officer or employee of the Adviser or Mutual of America Life, will receive such retainer and meeting fee from the Adviser for so long as he may be deemed an "interested person" of the Investment Company.

As of the date of this Prospectus, the Adviser owned all of the outstanding shares of the Equity and Bond Funds. The Adviser has the right to vote its shares at any meeting of shareholders.

                                     SAI-11

                        INVESTMENT ADVISORY ARRANGEMENTS

The Investment Company's investment adviser is Mutual of America Capital Management Corporation (the "Adviser"), an indirect wholly-owned subsidiary of Mutual of America Life, 320 Park Avenue, New York, New York 10022, a New York corporation.

Subject at all times to the supervision and approval of the Investment Company's Board of Directors, the Adviser renders investment advisory services with respect to the Equity Fund and Bond Fund in a manner consistent with the stated investment policies, objectives and restrictions of the Funds. In connection therewith, the Adviser advises the Investment Company as to what investments should be purchased and sold and places orders for all such purchases and sales on behalf of the Investment Company. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940.

As compensation for its investment advisory services to each of the Funds of the Investment Company, the Adviser will receive a fee calculated as a daily charge at the annual rates of .50% of the value of the net assets of the Equity Fund; and .45% of the value of the net assets of the Bond Fund.

The Investment Advisory Agreement (the "Advisory Agreement") was approved by a majority of the non-interested members of the Investment Company's Board of
Directors (the "non-interested directors") on January     , 1996, and by a vote
of the Adviser, as the Fund's sole shareholder, on January     , 1996.  The
Advisory Agreement will be submitted to a vote of the Investment Company's shareholders at the first meeting of shareholders following the effectiveness of the Registration Statement.

The Advisory Agreement terminates automatically in the event of its assignment or, with respect to any Fund, upon 60 days' notice given by the Investment Company's Board of Directors, by the Adviser or by majority vote (as defined in the Investment Company Act of 1940 and the rules thereunder) of the Fund's shares. Otherwise, the Advisory Agreement will continue in force with respect to any Fund for two years from its execution and thereafter so long as its continuance is approved at least annually by (i) a majority of the members of the Investment Company's Board of Directors, or (ii) a majority vote (as defined in the Investment Company Act of 1940 and the rules thereunder) of the Fund's shareholders; provided that in either event such continuance will also be approved by the vote of a majority of directors who are not interested persons (as defined in the Investment Company Act of 1940).

Under the Advisory Agreement, the Adviser agrees to provide investment management services to the Investment Company. Such services include performing investment research and evaluating pertinent economic, statistical and financial data; consultation with the Investment Company's Board of Directors and furnishing to the Investment Company's Board of Directors recommendations with respect to the overall investment plan; implementation of the overall investment plan, including carrying out decisions to acquire or dispose of investments; management of investments; reporting to the Investment Company's Board of Directors on a regular basis on the implementation of the investment plan and the management of investments; maintaining all required records; making arrangements for the safekeeping of assets; and providing office space facilities, equipment, material and personnel necessary to fulfill its obligations. The Adviser is responsible for all expenses incurred in performing the investment advisory services, including compensation of officers and payment of office expenses.

                                     SAI-12

Each Fund will pay all other expenses incurred in its operation, including brokers' commissions, transfer taxes and other fees relating to the Fund's portfolio transactions, independent directors' fees and expenses, fees and expenses of its independent certified public accountants and of its legal counsel, filing fees and expenses for the registration of the Investment Company or Fund shares under federal or state securities laws, the cost of the printing and mailing of semi-annual reports to shareholders, proxy statements, prospectuses, prospectus supplements and statements of additional information for existing shareholders and the costs of providing to the Distributor camera ready copies of such documents, the costs of meetings of shareholders, costs and fees of custodians, transfer agents, recordkeeping and other agents, any federal, state or local income or other taxes, any membership fees of the Investment Company Institute and similar organizations, fidelity bond and directors' and officers' liability insurance premiums, as well as any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. The Adviser voluntarily limits the expenses of each Fund, other than for brokers' commissions, transfer taxes and other fees relating to portfolio transactions and extraordinary expenses, to an annual rate of .85% of the value of net assets of the Equity Fund and .70% of the value of net assets of the Bond Fund. The Adviser may discontinue such policy at any time.

                           ADMINISTRATIVE AGREEMENTS

ACCOUNTING AND RECORDKEEPING AGENT

Investors Fiduciary Trust Company, Kansas City, Missouri ("IFTC") serves as accounting and recordkeeping agent for the Funds. Under its Investment Accounting Agreement with the Investment Company, IFTC performs accounting and recordkeeping functions related to portfolio transactions as required by the Investment Company Act, provides the Investment Company with accounting and related reports on a periodic basis, and calculates the net asset value of each Fund in the manner described in the Prospectus. As compensation for its services, IFTC receives from each Fund a monthly base fee of $500 plus a monthly minimum fee of $2,000, or if an asset-based fee of .0225% of the Investment Company net assets would result in a fee greater than the aggregate of the Fund minimums, the Fund's proportion of the asset-based fee, and is reimbursed for out-of-pocket expenses it incurs in performing its services to the Investment Company.

TRANSFER AGENT

State Street Bank and Trust Company, Boston, Massachusetts ("State Street") serves as transfer agent and dividend disbursing agent for Fund shares. Under its Transfer Agency and Service Agreement with the Investment Company, State Street is obligated to maintain shareholder accounts to reflect purchases and redemptions of Fund shares; prepare and transmit payments for dividends and distributions declared by the Investment Company; mail proxy materials, shareholder reports and prospectuses to current shareholders; and prepare and mail account and confirmation statements for shareholders. For its services, State Street receives from each Fund a monthly maintenance fee based on the number of holders of Fund shares, ranging from a minimum of $1,000 per month for 0-15 shareholders to $2,500 per month for 51-200 shareholders, and a trade processing fee for each trade and is reimbursed for out-of-pocket expenses.

                                     SAI-13

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is responsible for decisions to buy and sell securities for the Funds of the Investment Company as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. As a general matter, the Adviser selects broker-dealers which, in its best judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates. The Adviser may place certain orders with its affiliates, subject to the requirements of the Investment Company Act of 1940. When purchasing or selling securities trading on the over-the-counter market, the Adviser will generally execute the transaction with a broker engaged in making a market for such securities.

Brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by the Adviser to the use and value of the data and to the quality of execution provided. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the Investment Company.

The Adviser will place orders with brokers providing useful research and statistical data services if reasonable commissions can be negotiated for the total services furnished even though lower commissions may be available from brokers not providing such services. The Adviser uses these services in connection with all of its investment activities, and some of the data or services obtained in connection with the execution of transactions for the Investment Company may be used in managing other investment accounts. Conversely, data or services obtained in connection with transactions in other accounts may be used by the Adviser in providing investment advice to the Investment Company. To the extent that the Adviser uses research and statistical data services so obtained, its expenses may be reduced and such data has therefore been and is one of the factors considered by the Adviser, in determining its fee for investment advisory services.

At times, transactions for the Investment Company may be executed together with purchases or sales of the same security for other accounts of the Adviser. When making concurrent transactions for several accounts, an effort is made to allocate executions fairly among them. Transactions of this type are executed only when the Adviser believes it to be in the best interests of the affected Fund(s), as well as any other accounts involved. However, the possibility exists that concurrent executions may work out to the disadvantage of the Fund(s) involved.

Rate of portfolio turnover will not be a limiting factor when the Adviser deems it appropriate to purchase or sell securities for a Fund. The Bond Fund may realize short-term gains to the extent the Adviser considers such realizations to be advantageous in light of existing market conditions, which will increase portfolio turnover. The portfolio turnover rate in any year will depend on market conditions.

                       PURCHASE AND PRICING OF SECURITIES

The Investment Company will offer and sell its shares at each Fund's per share net asset value, determined in the manner set forth in the Prospectus. The methods used to value the assets of each Fund also are set forth in the Prospectus.

                                     SAI-14

                       YIELD AND PERFORMANCE INFORMATION

Performance information is computed separately for each Fund in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there can be no assurance that any historical results will continue.

Calculation of Total Return and Average Annual Total Return.  Total Return with
-----------------------------------------------------------
respect to the shares of a Fund is a measure of the change in value of an investment in a Fund over the period covered, which assumes that any dividends or capital gains distributions are reinvested in that Fund's shares immediately rather than paid to the investor in cash. The formula for Total Return with respect to a Fund's shares used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment to the number of shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares on the last trading day of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and
(4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Average Annual Total Return is measured by annualizing Total Return over the period.

Calculation of Yield.  Yield of the shares of a Fund will be computed by
--------------------
annualizing net investment income, as determined by the SEC's formula, calculated on a per share basis, for a recent 30-day (or one month) period and dividing that amount by the net asset value per share of the Fund on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) over such period and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Yield of a Fund will vary from time to time depending upon market conditions, the composition of the portfolio and operating expenses allocated to the Fund.

Performance Comparisons.  Each Fund may from time to time include the Total
-----------------------
Return, the Average Annual Total Return and Yield of its shares in advertisements or in information furnished to shareholders.

Each Fund may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services ("Lipper") as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Fund may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in Lipper Performance Analysis. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized such as Barron's, Business Week, CDA Technologies, Inc., Changing Times, Dow Jones Industrial Average, Financial Planning, Financial World, Forbes, Fortune, Hulbert's Financial Digest, Institutional Investor, Investors Daily, Money, Morningstar Mutual Funds, The New York Times, Stanger's Investment Adviser, Value Line, The Wall Street Journal, Wiesenberger Investment Company Service and USA Today.

                                     SAI-15

The performance figures described above may also be used to compare the performance of a Fund's shares against certain widely recognized standards or indices for stock and bond market performance, as described below.

The Equity Fund will be compared to the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500 Index"), which is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented at any one time are from a group that includes approximately 400 industrial, 60 utility and transportation and 50 financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

The Bond Fund will be compared to the Lehman Brothers Government/Corporate Bond Index (the "Lehman Government/Corporate Index"), which is a measure of the market value of approximately 5,300 bonds each with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher ("investment grade") by a nationally recognized statistical rating agency.

In reports or other communications to shareholders, the Investment Company may also describe general economic and market conditions affecting the Funds and may compare the performance of the Funds with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for a peer universe of funds which are described in this Statement of Additional Information, or (3) data developed by the Adviser derived from such indices or averages.


                     DESCRIPTION OF CORPORATE BOND RATINGS

Description of Corporate bond ratings of Moody's Investors Services, Inc.:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear

                                     SAI-16
adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of corporate bond ratings of Standard & Poor's Corporation:

AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is very strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB -- B -- CCC -- CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C -- The rating C is reserved for income bonds on which no interest is being paid.

                                     SAI-17

D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


          ADDITIONAL DISCUSSION OF DIVIDENDS, DISTRIBUTIONS AND TAXES

The discussion below supplements the discussion in the Prospectus under "Dividends, Distributions and Taxes", which an investor should also read. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of a Fund or its shareholders, and the tax discussion contained in the Prospectus and this Statement of Additional Information is not intended as a substitute for careful tax planning. Potential purchasers of shares of a Fund are urged to consult their tax advisers regarding specific questions as to federal, foreign state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund as well.

Due to investment laws in certain foreign countries, it is anticipated that a Fund's investments in equity securities in such countries may consist of shares of investment companies (or similar investment entities) organized under foreign law or of ownership interests in special accounts, trusts or partnerships. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. federal income tax purposes. The Fund may be subject to U.S. federal income tax, and an additional tax in the nature of interest, on a portion of distributions from such company and on gain from the disposition of such shares (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. The Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs. Alternatively, under proposed regulations the Fund would be able to elect to "mark to market" at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares. Unrealized losses, however, would not be recognized. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to its distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs and its proceeds from dispositions of PFIC stock.

Foreign currency gains or losses from certain debt instruments are generally treated as ordinary income or loss. These gains or losses will generally increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if losses of this nature exceed a Fund's other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary income dividend distributions. Any such distribution made before the losses were realized (but in the same taxable year) would be recharacterized as a return of capital to a Fund's shareholders, thereby reducing the shareholders' basis in the Fund's shares, and resulting in a capital gain for any shareholder who received a distribution greater than that shareholder's basis in the Fund's shares (assuming the shares were held as capital assets).

                                     SAI-18

Individuals are subject to graduated federal tax rates of 15%, 28%, 31%, 36% and 39.6% of their taxable incomes. Further, the marginal tax rate may be in excess of 39.6% due to adjustments that reduce or eliminate the benefit of the personal exemption and itemized deductions for individuals with gross income in excess of certain threshold amounts.

Capital gains of individuals are subject to tax at the same rates applicable to ordinary income; however, the tax rate on capital gains of individuals cannot exceed 28%. Capital losses may be used to offset capital gains. In addition, individuals may deduct up to $3,000 of net capital loss each year to offset ordinary income. Excess net capital loss may be carried forward to future years.

Federal taxable income of corporations in excess of $75,000 up to $10 million is subject to a 34% tax rate; however, because the benefit of lower tax rates on a corporation's taxable income of less than $75,000 is phased out for corporations with income in excess of $100,000 but lower than $335,000, a maximum marginal tax rate of 39% may result. Federal taxable income of corporations in excess of $10 million is subject to a tax rate of 35%. Further, a corporation's federal taxable income in excess of $15 million is subject to an additional tax equal to 3% of taxable income over $15 million, subject to a maximum additional tax of $100,000.

Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

Certain corporations are entitled to a 70% dividends received deduction for distributions from certain domestic corporations. The Equity Fund will designate the portion of any distributions which qualify for the 70% dividends received deduction. The amount so designated may not exceed the amount received by the Equity Fund for its taxable year that qualifies for the dividends received deduction. (Since all of the Bond Fund's ordinary income dividends is expected to be derived from earned interest and short-term capital gains, it is not anticipated that any portion of the ordinary income dividends of the Bond Fund will qualify for the dividends received deduction.)

Ordinary income dividends paid by a Fund to a shareholder that is nonresident alien or a foreign entity will be subject to a 30% U.S. withholding tax applicable to foreign persons, unless a reduced rate of withholding or a withholding exemption is provided under applicable law or an applicable tax convention between the United States and a particular foreign country.

Dividends and interest received by a Fund may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. These foreign taxes will reduce the amount of funds available for distributions by a Fund, but are included in the taxable income reported by the Fund's shareholders. Since stock and securities of foreign issuers will account for less than 50% of the assets of each Fund, the Fund's shareholders will not be able to claim a credit or deduction for these foreign taxes paid by a Fund.

A Fund may be required to withhold a 31% tax on ordinary income dividends, capital gains dividends and redemption payments made to certain shareholders ("backup withholding"). Generally, backup withholding will apply to a shareholder that has not furnished the Fund with a certified taxpayer identification number, that has furnished an incorrect taxpayer identification

                                     SAI-19
number, or in respect of which the Internal Revenue Service has notified the Fund that backup withholding is required.

Information set forth in the Prospectus and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of a Fund. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

In addition, ordinary income and capital gain dividends may also be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by regulated investment companies which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

PRIVATE FOUNDATIONS:   Private foundations and their managers are subject to
excise taxes under the Code if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation in carrying out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment under this standard include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

A substantial percentage of investments of certain "private operating foundations", as defined in the Code, may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

Each manager of a private foundation should consult the manager's and the foundation's tax advisers regarding the foregoing considerations.

ENDOWMENT FUNDS:   Investment managers of endowment funds should consider
whether the acquisition by such funds of shares in the Funds is legally permissible. This is not a matter of federal law, but is determined under applicable state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted in various forms by a large number of states, participation in mutual funds or similar organizations, in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund, is permitted.

Each investment manager of an endowment fund should consult the endowment fund's counsel regarding the foregoing considerations.

RETIREMENT TRUSTS

General:   The Funds may accept investments from tax-qualified pension, profit-
-------
sharing or stock bonus plans, individuals retirement accounts ("IRAs"), governmental plans and units, and Taft-Hartley plans (all such entities hereinafter being referred to as "Retirement Trusts"). A fiduciary of a Retirement Trust other than a governmental plan or unit or an IRA (a "Qualified Plan") is

                                     SAI-20
subject to certain requirements under the Employee Retirement Income
Security Act of 1974, as amended ("ERISA"), including the discharge of duties solely in the interest of, and for the exclusive purpose of providing benefits to, the Qualified Plan's participants and beneficiaries. A fiduciary of a Qualified Plan is required to perform the fiduciary's duties with the care, skill, prudence and diligence under the then prevailing circumstances of a prudent person acting in a like capacity and familiar with such matters, to diversify investments so as to minimize the risk of large losses and to act in accordance with the Qualified Plan's governing documents where not inconsistent with ERISA. ERISA permits the Department of Labor to assess a civil penalty against a fiduciary of a Qualified Plan involved in a breach of fiduciary responsibility of up to 20% of the amount received by the Qualified Plan in connection therewith.

Prohibited Transactions:   ERISA also prohibits certain transactions between an
-----------------------
employee benefit plan and the parties in interest with respect to such plan (including fiduciaries). Under the Code, similar prohibitions apply to IRAs and all Qualified Plans. Furthermore, ERISA and the Code prohibit parties in interest (including fiduciaries) of a Qualified Plan or IRA from engaging in various acts of self-dealing such as dealing with assets of a Qualified Plan or an IRA for their own account or interest.

Investment Considerations:   In considering an investment in the Funds of a
-------------------------
portion of the assets of any Qualified Plan or IRA, a fiduciary should consider, among other factors: (a) whether the investment is permitted by the documents and instruments governing the Qualified Plan or IRA; (b) whether the investment satisfies the diversification requirements of Section 404(a)(1)(C) of ERISA, if applicable; (c) whether the investment provides sufficient liquidity to permit benefit payments to be made as they become due; (d) whether the investment is for the exclusive purpose of providing benefits to participants and their beneficiaries; and (e) whether the investment may constitute a "prohibited transaction" (within the meaning of Section 406 of ERISA and Section 4975(c) of the Code).

Each fiduciary of a Qualified Plan or IRA (and any other person subject to ERISA) should consult such person's tax or other advisers regarding the foregoing considerations.

                              INDEPENDENT AUDITORS

The balance sheet included in this Statement of Additional Information has been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and is included herein in reliance upon the authority of said firm as experts in giving said report.

                                 LEGAL MATTERS

The legal validity of the shares described in the Prospectus has been passed on by Graham & James LLP, counsel for the Investment Company.

                                   CUSTODIAN

The Chase Manhattan Bank, N.A., New York, New York, acts as Custodian of the Investment Company's assets.

                                 BALANCE SHEET
                           [TO BE FILED BY AMENDMENT]

                                     SAI-21

                                     PART C
                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)    Financial Statements:
            --------------------

            Balance Sheet as of February    , 1996, included
            in the Statement of Additional Information*

     (b)    Exhibits:
            --------

       1.   Articles of Incorporation of Mutual of America
            Institutional Funds, Inc. (the Fund), the
            Registrant**

       2.   By-Laws of the Fund**

       3.   Not applicable

       4.   Not applicable

       5.   Form of Investment Advisory Agreement between the
            Fund and Mutual of America Investment Corporation
            (the Adviser)**

       6. Form of Distribution Agreement between the Fund and Mutual of America Securities Corporation (the
            Distributor)**

       7.   Not applicable

       8.   Form of Custody Agreement between the Fund and The
            Chase Manhattan Bank, N.A.

       9(a) Form of Transfer Agency and Service Agreement between the Fund and State Street Bank and Trust
             Company

        (b) Form of Investment Accounting Agreement between the Fund and Investors Fiduciary Trust Company***

      10.    Form of Opinion and Consent of Graham & James LLP*

      11(a)  Consent of Arthur Andersen LLP*

      11(b)  Powers of Attorney*

      12.    Not applicable

       13.       *

       14.       Not applicable

       15.       Not applicable

       16.       Not applicable
--------------------

*    To be filed by Pre-Effective Amendment.
** Included in the Registration Statement filed with the Commission on December 22, 1994.
*** Included in Pre-Effective Amendment No. 1 filed with the Commission on March 20, 1995.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
          -------------------------------------------------------------

The Adviser is an indirect wholly-owned subsidiary of Mutual of America Life Insurance Company (Mutual of America Life). The Adviser will own all of the outstanding shares of common stock of Registrant at the time the Registrant commences operations. Mutual of America Life is a New York mutual life insurance company, and as such no person has the direct or indirect power to control Mutual of America Life except by virtue of a person's capacity as a director or executive officer. Each holder of an in-force insurance policy or annuity contract issued by Mutual of America Life has the right to vote for the election of directors of Mutual of America Life at annual elections and upon other corporate matters where policyholders' votes are taken. Set forth on the following page is a diagram of the companies owned directly or indirectly by Mutual of America Life.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES
          -------------------------------

As of the date hereof, there were no record owners of securities registered pursuant to this Registration Statement.

ITEM 27.  INDEMNIFICATION
          ---------------

Articles of Incorporation of the Fund.  The Articles of Incorporation of the
-------------------------------------
Fund provide in substance that no director or officer of the Fund shall be liable to the Fund or its shareholders for money damages, unless the director or officer is subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his or her office.

By-Laws of the Fund.  The By-Laws of the Fund provide for the indemnification of
-------------------
present and former officers and directors of the Fund against liability by reason of service to the Fund, unless the officer or director is subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (Disabling Conduct). No indemnification shall be made to an officer or director unless there has been a final adjudication on the merits, a dismissal of a proceeding for insufficiency of evidence of Disabling Conduct, or a reasonable determination has been made that no Disabling Conduct occurred. The Fund may advance payment of expenses only if the officer or director to be indemnified undertakes to repay the advance unless indemnification is made and if one of the following applies: the officer or director provides a security for his or her undertaking, the Fund is insured against losses from any lawful advances, or a reasonable determination has been made that there is reason to believe the officer or director ultimately will be entitled to indemnification.

Insurance.  Coverage for officers and directors of the Adviser, Distributor and
---------
the Fund is provided under an Investment Management Insurance policy issued by American International Specialty Lines Insurance Company, with excess coverage by Chubb Custom Insurance Company, to Mutual of America Life Insurance Company et al. The aggregate limit of liability under the policy per year is $10 million, with a $200,000 deductible per entity insured and a $1,000 deductible for individual insureds.

By-Laws of the Adviser.  The By-Laws of Mutual of America Capital Management
----------------------
Corporation, the Fund's Adviser, provide for the indemnification by the Corporation of present and former directors and officers of the Corporation and of any organization for which service is rendered at the request of the Corporation and permits the advance payment of expenses in certain circumstances for covered persons in connection with suits by third parties and derivative suits. Each covered person must have acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. If in connection with a derivative suit a covered person shall have been adjudged to be liable to the Corporation, indemnification shall not be made unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is entitled to indemnity. Thus, the officers and directors of the Fund and the Adviser are indemnified by the Adviser for their services in connection with the Fund to the extent set forth in the By-Laws.

By-Laws of the Distributor.  The By-Laws of Mutual of America Securities
--------------------------
Corporation, the principal underwriter and distributor for the Fund, provide for the indemnification by the Corporation of present and former directors and officers of the Corporation and of any organization for which service is rendered at the request of the Corporation and permits the advance payment of expenses in certain circumstances for covered persons in connection with suits by third parties and derivative suits. Each covered person must have acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. If in connection with a derivative suit a covered person shall have been adjudged to be liable to the Corporation, indemnification shall not be made unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is entitled to indemnity. Thus, the officers and directors of the Distributor are indemnified by the Distributor for their services in connection with the Fund to the extent set forth in the By-Laws.

Undertaking
-----------

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
          ----------------------------------------------------

Mutual of America Capital Management Corporation (the Adviser) is the investment adviser to the Fund and is registered as an investment adviser under the Investment Advisers Act of 1940. The names, addresses and positions with the Adviser of each director and officer of the Adviser are set forth below.


                               Positions with          Principal Occupation
           Name                    Adviser            During Past Two Years
---------------------------  -------------------  ------------------------------

Thomas J. Moran              Director, Chairman    President and Director,
320 Park Avenue              of the Board          Mutual of America Life; Chief
NY, NY 10022                                       Executive Officer, Mutual of
                                                   America Life, since October
                                                   1994

Manfred Altstadt             Senior Executive      Senior Executive Vice
320 Park Avenue              Vice President and    President and Chief Financial
NY, NY 10022                 Chief Financial       Officer of Mutual of America
                             Officer               Life and American Life

F. Harlan Batrus             Director              Partner, Lazard Freres
30 Rockefeller Plaza
NY, NY 10020

Roger E. Birk                Director              Past President and Director,
Merrill Lynch                                      Federal National Mortgage
77 Broad Street                                    Association; Chairman
Red Bank, NJ  07701                                Emeritus, Merrill Lynch & Co.
                                                   Inc.

Robert X. Chandler           Director              Retired; formerly President,
National Retiree                                   United Way of Massachusetts
Center Volunteer                                   Bay, Inc.
Weston, MA 02193

Anthony F. Earley            Director              President and Chief Operating
Detroit Edison Company                             Officer, Detroit Edison;
2000 Second Avenue                                 prior thereto, President and
Room 2407 WCB                                      Chief Operating Officer, Long
Detroit, MI 48226                                  Island Lighting Company
                                                   (LILCO)

Dolores J. Morrissey         President and         Executive Vice President and
320 Park Avenue              Chief Executive       Chief Investment Officer -
NY, NY 10022                 Officer               General Account of the
                                                   Adviser until June 1994;
                                                   prior thereto, Executive Vice
                                                   President of Mutual of
                                                   America Life until January
                                                   1994

William H. Gates             Director              Partner, Preston Gates &
5500 Columbia Center                               Ellis, Attorneys
701 Fifth Avenue
Seattle, WA  98104

William T. Knowles           Director              Consultant
Orr's Island, ME 04066

Walter A. McDougal           Director              Former Chairman and
Garden City, NY 11530                              President, Richmond Hill
                                                   Savings Bank

Patrick A. Burns             Senior Executive      Senior Executive Vice
320 Park Avenue              Vice                  President and General Counsel
NY, NY 10022                 President and         of Mutual of America Life and
                             General Counsel       American Life


Stephanie J. Kopp            Executive Vice        Executive Vice President and
320 Park Avenue              President and         Secretary of Mutual of
NY, NY 10022                 Corporate Secretary   America Life and American
                                                   Life

Andrew L. Heiskell           Executive Vice        Senior Vice President of the
320 Park Avenue              President             Adviser from January 1994 to
NY, NY 10022                                       March 1994; Senior Vice
                                                   President, Mutual of America
                                                   Life, until January 1994

Roger C. Ferrara             Senior Vice          Senior Vice President, Mutual
320 Park Avenue              President            of America Life
NY, NY 10022

Frederick M. Gallagher       Senior Vice          Senior Vice President of the
320 Park Avenue              President            Adviser since July 1995;
NY, NY 10022                                      prior thereto, consultant

Nancy McAvey                 Senior Vice          Vice President of the Adviser
320 Park Avenue              President            until September 1994; prior
NY, NY 10022                                      thereto, Vice President,
                                                  Mutual of America Life, until
                                                  January 1994


John E. Manley               Senior Vice          Senior Vice President, Mutual
320 Park Avenue              President            of America Life
NY, NY 10022

I. Charles Rinaldi           Senior Vice          Vice President of the Adviser
320 Park Avenue              President            until July 1995; Vice
NY, NY 10022                                      President, Mutual of America
                                                  Life, until January 1994

David Wood                   Senior Vice          Vice President of the Adviser
320 Park Avenue              President            until July 1995; Vice
NY, NY 10022                                      President, Mutual of America
                                                  Life, until January 1994

Aline Couture                Vice President       Vice President, Mutual of
320 Park Avenue                                   America Life, until January
NY, NY 10022                                      1994

Charles McCaghey             Vice President       Second Vice President, Mutual
320 Park Avenue                                   of America Life, until
NY, NY 10022                                      January 1994

Alfred Otero                 Vice President       Second Vice President of the
320 Park Avenue                                   Adviser until February 1995;
NY, NY 10022                                      Real Estate Investment
                                                  Analyst, Mutual of America
                                                  Life, until January 1994

Robert H. Stewart            Vice President       Vice President, Mutual of
320 Park Avenue                                   America Life, until January
NY, NY 10022                                      1994

Joseph Tito                  Vice President,      Vice President/Compliance,
320 Park Avenue              Compliance           Whale Security Company, until
NY, NY 10022                                      February 1995

Paul Travers                 Vice President       Vice President, Mutual of
320 Park Avenue                                   America Life
NY, NY 10022


Gary P. Wetterau             Vice President       Vice President of the Adviser
320 Park Avenue                                   since August 1995; prior
NY, NY 10022                                      thereto, Portfolio Manager at
                                                  M.D. Sass Investors Services,
                                                  Inc.


ITEM 29.  PRINCIPAL UNDERWRITERS
          ----------------------

(a) Mutual of America Securities Corporation (the "Distributor"), a Delaware corporation, is the principal underwriter and distributor for Fund shares.

(b) The names of the officers and directors of the Distributor, and their positions with the Distributor and the Fund, are as follows:

           Name              Position with Distributor   Position with the Fund
---------------------------  -------------------------  ------------------------

Dolores J. Morrissey         Chairman of the Board      President and Director
                             and Director

Amir Lear                    President, CEO and CFO          ----

Manfred Altstadt             Senior Executive Vice      Senior Executive Vice
                             President, Treasurer and   President, Chief
                             Director                   Financial Officer,
                                                        Treasurer and Director

Patrick A. Burns             Senior Executive Vice      Senior Executive Vice
                             President, General         President, General
                             Counsel and Director       Counsel and Director

Stephanie J. Kopp            Executive Vice President,  Executive Vice President
                             Secretary and Director

Howard Lichtenstein          Director                        ----

Thomas J. Moran              Director                        ----

Joseph J. Tito               Compliance Officer              ----

(c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS
         --------------------------------

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, will be maintained by the Adviser at its offices at 320 Park Avenue, New York, New York 10022 or with its custodian.

ITEM 31.  MANAGEMENT SERVICES          Not applicable
          -------------------

ITEM 32.  UNDERTAKINGS
          ------------

The Fund hereby undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of this registration statement under the Securities Act of 1933.

The Fund hereby undertakes to submit to a vote of shareholders of the Fund the election of directors of the Fund, ratification of the selection of accountants and approval of the Investment Advisory Agreement at the first regular or special meeting of shareholders following the offering of shares of the Fund.

The Fund hereby undertakes, if requested to do so by the holders of at least 10% of the Fund's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by applicable law and regulations.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 29th day of January, 1996.


                                   MUTUAL OF AMERICA
                                   INSTITUTIONAL FUNDS, INC.
                                     (Registrant)



                                    By:  /s/ Dolores J. Morrissey
                                         ------------------------
                                    Title: President



     Pursuant to the requirement of the Securities Act of 1933, this amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

        Signatures                        Title                       Date
---------------------------  --------------------------------   ----------------


/s/ Dolores J. Morrissey     President and Director             January 29, 1996
---------------------------  (Principal Executive Officer)
    Dolores J. Morrissey

                             Senior Executive Vice
                             President, Chief                   January 29, 1996
                             Financial Officer, Treasurer
/s/ Manfred Altstadt         and Director
---------------------------  (Principal Financial and
    Manfred Altstadt         Accounting Officer)



/s/ Patrick A. Burns         Senior Executive Vice President,   January 29, 1996
---------------------------  General Counsel and Director
    Patrick A. Burns

                                 EXHIBIT INDEX

     Exhibit No.
     -----------

                                                           Page
                                                           ----

       8 Form of Custody Agreement between the Fund and The Chase Manhattan Bank, N.A.
       9(a) Form of Transfer Agency and Service Agreement between the Fund and State Street Bank and Trust Company